Federated Equity Funds
 Federated Large Cap Growth Fund


PROSPECTUS/PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Federated Large Cap Growth Fund, a portfolio of the Federated Equity Funds (the "Trust"), will hold a special meeting of shareholders on June 22, 2007. IT IS IMPORTANT FOR YOU TO VOTE ON THE ISSUE DESCRIBED IN THIS PROSPECTUS/PROXY STATEMENT. We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you to decide on the issue.

Following is an introduction to the process and the proposal.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Prospectus/Proxy Statement. You have a right to vote on these changes.

WHAT IS THE ISSUE?
A proposed Reorganization that would combine Federated Large Cap Growth Fund with Federated MDT Large Cap Growth Fund.

WHY IS THE REORGANIZATION BEING PROPOSED?
The Board of Trustees believes that the Reorganization is in the best interest of Federated Large Cap Growth Fund and its shareholders.

On July 14, 2006, Federated Investors, Inc., the parent company of Federated Large Cap Growth Fund's investment adviser, acquired Federated MDTA LLC, the investment adviser to Federated MDT Large Cap Growth Fund. In connection with the acquisition, on December 8, 2006, the former MDT Large Cap Growth Fund became Federated MDT Large Cap Growth Fund. As a result, the Federated family of funds now includes two large cap growth funds. Federated desires to combine the two Funds to further management efficiency.

Both Funds have similar investment objectives and strategies. The investment objective of Federated MDT Large Cap Growth Fund is long-term capital appreciation, while the investment objective of Federated Large Cap Growth Fund is capital appreciation. Both Funds pursue their investment objectives by investing primarily in the common stocks of large capitalization growth companies traded in the United States.

By combining Federated Large Cap Growth Fund with Federated MDT Large Cap Growth Fund, the Reorganization would provide the shareholders of Federated Large Cap Growth Fund with a more viable fund.

In the Reorganization, shareholders with Class A Shares and Class C Shares of Federated Large Cap Growth Fund will receive an equivalent net asset value of Class A Shares and Class C Shares of Federated MDT Large Cap Growth Fund. Shareholders with Class B Shares of Federated Large Cap Growth Fund will receive an equivalent net asset value of Class B Shares of Federated MDT Large Cap Growth Fund, which is a new share class created for the Reorganization.

HOW WILL THE REORGANIZATION AFFECT MY INVESTMENT?
{circle}Both Funds have similar investment objectives and strategies:  Federated
   Large Cap Growth Fund and Federated MDT Large Cap Growth Fund both seek to provide capital appreciation.
{circle}The cash value of your investment will not change. You will receive shares of Federated MDT Large Cap Growth Fund with a total dollar value equal to the total dollar value of the Federated Large Cap Growth Fund shares that you own at the time of the Reorganization.
{circle}The Reorganization will be a tax-free transaction.

HOW DO I VOTE MY SHARES?
You may vote in person at the meeting or complete and return the enclosed proxy card. Please note that if you:

1. do not respond at all, we may contact you by telephone to request that you cast your vote;
2. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

You may also vote by telephone through the Voice Response Unit (VRU) or through the Internet. Please refer to your ballot for the appropriate VRU telephone number and internet address.

WHAT SHOULD I DO IN CONNECTION WITH THE REORGANIZATION?
You need not and should not do anything for the Reorganization except vote your shares today. If approved, the Reorganization will take place automatically, and your Federated Large Cap Growth Fund shares will automatically be exchanged for Federated MDT Large Cap Growth Funds. We request that you do not attempt to make the exchange yourself, as this will disrupt the management of the Fund's portfolio.

WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THIS PROSPECTUS/PROXY STATEMENT?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

  After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials
                      carefully and vote FOR the proposal.





                             FEDERATED EQUITY FUNDS
                        FEDERATED LARGE CAP GROWTH FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 22, 2007

TO SHAREHOLDERS OF FEDERATED LARGE CAP GROWTH FUND, a Portfolio of Federated Equity Funds.

A special meeting of the shareholders of Federated Large Cap Growth Fund ("LCGF") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on June 22, 2007 for the following purposes:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT Large Cap Growth Fund ("MLCGF") would acquire all of the assets of LCGF in exchange for Class A Shares, Class B Shares and Class C Shares of MLCGF to be distributed pro rata by LCGF in complete liquidation and termination of LCGF; and

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Trustees has fixed April 24, 2007 as the record date for determination of shareholders entitled to vote at the special meeting.

                                                 By Order of the Board of
                                                 Trustees,

                                                  /s/ John W. McGonigle

                                                 John W. McGonigle

                                                 Secretary



May 2, 2007



YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           PROSPECTUS/PROXY STATEMENT

                                  MAY 2, 2007

                          ACQUISITION OF THE ASSETS OF

                        FEDERATED LARGE CAP GROWTH FUND
                     A PORTFOLIO OF FEDERATED EQUITY FUNDS

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania  15237-7000
                         Telephone No:  1-800-245-5000

                        BY AND IN EXCHANGE FOR SHARES OF

                     FEDERATED MDT LARGE CAP GROWTH FUND,
                      A PORTFOLIO OF FEDERATED MDT SERIES

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-245-5000

      This Prospectus/Proxy Statement describes the proposal whereby Federated Large Cap Growth Fund ("LCGF"), a portfolio of Federated Equity Funds (the "FEF Trust"), would transfer all of its assets to Federated MDT Large Cap Growth Fund ("MLCGF"), a portfolio of Federated MDT Series (the "MDT Trust"), in exchange for shares of MLCGF (the "Reorganization"). MLCGF shares will be distributed pro rata by LCGF to its shareholders in complete liquidation and dissolution of LCGF. As a result of the Reorganization, each owner of LCGF's Class A Shares will become the owner of Class A Shares of MLCGF, each owner of LCGF's Class B Shares will become the owner of Class B Shares of MLCGF, and each owner of LCGF's Class C Shares will become the owner of Class C Shares of MLCGF, in each case having a total net asset value ("NAV") equal to the total NAV of his or her holdings in LCGF on the date of the Reorganization (the "Closing Date").

       The reason for the proposed reorganization is to increase management efficiency by combining two funds which have similar investment styles. Each of LCGF and MLCGF (each a "Fund" and collectively the "Funds") pursues its investment objective of capital appreciation by investing principally in U.S.- traded common stocks (including ADRs) of large capitalization growth companies. For a comparison of the investment policies and objectives of the Funds, see "Summary--Comparison of Investment Objectives, Policies and Limitations." Information concerning the Class A Shares, Class B Shares and Class C Shares of MLCGF, as compared to the Class A Shares, Class B Shares and Class C Shares of LCGF, respectively, is included in this Prospectus/Proxy Statement in the sections entitled "Summary --Comparative Fee Tables" and "Information about the Reorganization - Description of MLCGF Shares and Capitalization."

      The Board of Trustees (the "Board") of the FEF Trust and the LCGF's investment adviser believe that the proposed Reorganization is in the best interests of LCGF and its shareholders.

      This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for the Class A and Class C Shares of MLCGF dated December 11, 2006 or the Prospectus for the Class B Shares of MLCGF dated March 28, 2007, as applicable, each of which is incorporated herein by reference. A Statement of Additional Information ("SAI") December 11, 2006 (Revised March 28,
2007) (relating to MLCGF's Class A, Class B, Class C Shares and Institutional Shares Prospectuses) as well as an SAI dated May 2, 2007 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. A Prospectus and SAI dated December 31, 2006 for the Class A Shares, Class B Shares and Class C Shares of LCGF are also incorporated herein by reference. Further information about MLCGF's performance is contained in its Semiannual Report for Class A and Class C Shares dated January 31, 2007, and in the Annual Report dated July 31, 2006 of its predecessor fund, MDT Large Cap Growth Fund, which are incorporated herein by reference. As MLCGF's Class B Shares is a newly created share class of MLCGF, an Annual Report for this Class is not currently available. Further information about LCGF's performance is contained in its Annual Report dated October 31, 2006 and its Semi-Annual Report dated April 30, 2006, which are incorporated herein by reference. Copies of these materials and other information about MLCGF and LCGF may be obtained without charge by writing to or calling MLCGF at the address and telephone number shown on the previous page.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.


      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                               TABLE OF CONTENTS
                                                                       Page

SUMMARY
    Reasons for the Proposed Reorganization..........................    1
    Tax Consequences.................................................    2
    Comparison of Investment Objectives, Policies and Limitations....    2
    Comparison of Risks..............................................    5
     Procedures for Purchasing Redeeming and Exchanging
Shares...................................................................6
    Comparative Fee Tables (Class A Shares)..........................    6
    Comparative Fee Tables (Class B Shares)..........................    9
    Comparative Fee Tables (Class C Shares)..........................   11
    Comparison of Potential Risks and Rewards:  Performance Information 14
    Investment Advisers .............................................   23
    Portfolio Management Information.................................   23
    Advisory Fees, Service Fees, Shareholder Fees and Other Expenses.   24
     Purchase, Redemption and Exchange Procedures.......................26
    Tax Information; Frequent Trading; Portfolio Holdings Information   28

INFORMATION ABOUT THE REORGANIZATION
    Description of the Plan of Reorganization........................   28
    Description of MLCGF's Share Classes and Capitalization..........   29
    Federal Income Tax Consequences..................................   30
    Comparative Information on Shareholder Rights....................   31

INFORMATION ABOUT FEDERATED MDT LARGE CAP GROWTH FUND AND
FEDERATED LARGE CAP GROWTH FUND
    Where to Find Additional Information.............................   34
    Legal Proceedings................................................   34

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
    Proxies, Quorum and Voting at the Special Meeting................   36
    Share Ownership of the Funds.....................................   37
    Interest of Certain Persons......................................   38

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.........   38

AGREEMENT AND PLAN OF REORGANIZATION (EXHIBIT A).....................   39






B

                                    SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A copy of the Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A. The Prospectus for MLCGF's Class A and Class C Shares or the Prospectus for MLCGF's Class B Shares, as the case may be, accompanies this Prospectus/Proxy Statement.


REASONS FOR THE PROPOSED REORGANIZATION

       The Board of the FEF Trust has determined that a combination of LCGF into MLCGF is in the best interest of LCGF and its shareholders. The investment objectives, investment strategies and portfolio compositions of the combining Funds are similar. The reason for the proposed Reorganization is to combine two Federated funds, each of which primarily invest in large-cap growth stock.

       On July 31, 2006, Federated Investors, Inc., the parent company of LCGF's investment adviser, acquired Federated MDTA LLC, the investment adviser to MLCGF. In connection with the acquisition, on December 8, 2006, the former MDT Large Cap Growth Fund was reorganized as the Federated MDT Large Cap Growth Fund. As a result, the Federated family of funds now includes two large cap growth funds. Federated desires to combine the two funds to further management efficiency.

     In the Reorganization, holders of Class B Shares of LCGF will receive an equivalent net asset value of Class B Shares of MLCGF, which is a new share class of MLCGF created for the Reorganization. Holders of Class A Shares and Class C Shares of LCGF will receive in the Reorganization an equivalent net asset value of Class A Shares or Class C Shares of MLCGF, both existing classes.

      The Board of the FEF Trust has voted to recommend to holders of shares of LCGF the approval of the Plan, pursuant to which MLCGF would acquire all of the assets of LCGF in exchange for Class A Shares, Class B Shares, and Class C Shares of MLCGF (the "Exchange"). Immediately following the Exchange, LCGF will distribute the Class A Shares, Class B Shares and Class C Shares of MLCGF received in the Exchange pro rata to holders of its Class A Shares, Class B Shares and Class C Shares, respectively, in a complete liquidation and termination of LCGF. As a result of the Reorganization, each holder of Class A Shares of LCGF will become the owner of Class A Shares of MLCGF, each holder of Class B Shares of LCGF will become the owner of Class B Shares of MLCGF, and each holder of Class C Shares of LCGF will become the owner of Class C Shares of MLCGF, in each case having a total net asset value equal to the total net asset value of his or her holdings in LCGF on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined).

       In considering the proposed Reorganization, the Board took into consideration a number of factors, including: (1) the compatibility of LCGF's and MLCGF's investment objectives, policies and limitations; (2) the greater long-term viability of MLCGF based on its stronger performance record; and (3) that the Reorganization will not result in recognition of any gain or loss for federal income tax purposes either to LCGF or MLCGF or to shareholders of LCGF;
(4) that LCGF's capital loss carry forwards for federal income tax purposes will remain available to the surviving fund following the Reorganization; and (5) that the per share expenses after waivers of MLCGF following the Reorganization are projected to be less than those of LCGF prior to the Reorganization.

      The Board concluded to recommend to shareholders of LCGF that they vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940 Act (the "1940 Act"), the Board, including a majority of the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganization is in the best interest of LCGF and its shareholders, and that the interests of LCGF shareholders would not be diluted as a result of the Reorganization.

      The Board of Trustees of the MDT Trust likewise approved the Reorganization on behalf of MLCGF. Pursuant to Rule 17a-8 under the 1940 Act, the Board of Federated MDT Series, including a majority of the Trustees who are not "interested persons," determined that the Reorganization is in the best interest of MLCGF and its shareholders, and that the interests of existing MLCGF shareholders would not be diluted as a result of the Reorganization.


TAX CONSEQUENCES

       As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by either Fund or LCGF's shareholders. The tax basis of MLCGF's Class A Shares, Class B Shares and Class C Shares received by LCGF shareholders will be the same as the tax basis of their shares in LCGF. There will be taxes payable in connection with distributions, if any, by LCGF immediately before the Closing Date. These distributions may include gains realized on dispositions of portfolio securities in connection with the Reorganization.


   THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS UNANIMOUSLY RECOMMENDS THAT
                 YOU VOTE "FOR" APPROVAL OF THE REORGANIZATION.




COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

     The investment objectives of the two funds are for practical purposes identical. The investment objective of MLCGF is long-term capital appreciation, while the investment objective of LCGF is capital appreciation. Both Funds pursue their investment objectives by investing primarily in the common stocks of large capitalization growth companies traded in the United States. As of December 29, 2006, 98.6% of the net assets of LCGF and 100% of the net assets of MLCGF were invested in common stocks. Each Fund as an investment policy, which may not be changed without 60 days' advance notice to shareholders, to normally invest at least 80% of its net assets in large capitalization investments. Large capitalization companies are considered to be those with a market capitalization similar to those companies included in the Russell 1000 Growth Index, which as of February 28, 2007 ranged from $1.3 billion to $410.7 billion.

      While both Funds invest primarily in common stocks of large capitalization growth companies, the Funds differ in their stock selection processes. MLCGF selects stocks for inclusion in its portfolio using a proprietary quantitative model known as the Optimum Q Process. This model begins by screening its universe of stocks for those that meet certain valuation (e.g., price-to-earnings ratio, price-to-tangible-book-value ratio) and performance (e.g., earnings momentum or earnings growth) metrics that MLCGF's Adviser believes might be indicative of an attractive investment opportunity. The selection process factors in trading costs (particularly market impact) by biasing the Fund towards those stocks which have less trading costs. The process also uses diversification constraints which keep the portfolio diversified by business, industry and sector.

      While LCGF's Adviser also uses quantitative metrics to screen stocks for LCGF's portfolio, its process is less quantitative and more judgment-based. To identify companies for its stock universe, LCGF's Adviser will examine the expected price-to-earnings ratio, price-to-book ratio and estimated earnings growth and categorize each stock as growth or value. The Adviser will then pick the largest growth stocks based on market capitalization and will analyze each company's financial performance and business fundamentals to determine whether and how much the Fund should invest in each company. The Adviser performs traditional fundamental analysis to select securities that exhibit the most promising long-term growth potential for the Fund's portfolio. In selecting securities, the Adviser focuses primarily on the projected future cash flow of the issuing company, in addition to examining each issuer's current financial condition, business and product strength, competitive position and management expertise. The Adviser diversifies LCGF's investments, limiting LCGF's risk exposure with respect to individual securities and industry sectors.

      While each Fund will normally invest primarily in the common stocks of large capitalization growth companies traded in the United States (including American Depositary Receipts and domestically traded securities of foreign issuers), each Fund also has other categories of permissible investments.

      Each Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of its portfolio to securities, currencies or types of securities in which it may invest directly. Each Fund may also, for example, use derivative contracts to:

         {circle}obtain premiums from the sale of derivative contracts;

         {circle}realize gains from trading a derivative contract; or

         {circle}hedge against potential losses.

There can be no assurance that either Fund's use of derivative contracts will work as intended.

      In addition to common stocks, derivative contracts and hybrid instruments, the Prospectus of MLCGF also lists preferred stocks, foreign securities and securities of other investment companies, including exchange traded funds, as categories of securities in which MLCGF may principally invest. While preferred stocks, foreign securities and securities of other investment companies are listed in LCGF's SAI as permissible investments, they are not considered among LCGF's principal categories of permissible investments.

       Each Fund has fundamental investment limitations which may not be changed without shareholder approval. With two exceptions, the fundamental limitations of the two Funds are identical. The first difference between the fundamental limitations of the two Funds concerns lending. LCGF's fundamental limitations prohibit it from making loans, while MLCGF's fundamental limitations permit it to make loans in amounts up to one-third of its total assets. Neither Fund's lending limitations prohibit it from investing in debt obligations, entering into repurchase agreements or lending securities. MLCGF may also make temporary loans to affiliated investment companies in accordance with the inter-fund borrowing and lending arrangements described in its SAI.

      The second difference relates to the permissibility of investing in commodities. LCGF's fundamental limitations prohibit it from investing directly in commodities, although it may purchase securities of companies that deal in commodities. For purposes of the commodities restriction, LCGF's non-fundamental investment limitations provide that investments in transactions involving futures contracts, options and other financial contracts that settle by payment of cash are not considered investments in commodities. MLCGF's fundamental limitations permit MLCGF to invest in commodities to the maximum extent permitted by the 1940 Act. The 1940 Act requires that a fund state in its registration statement a fundamental policy as to whether it reserves freedom of action to invest in commodities and prohibits a fund from purchasing commodities without shareholder approval except in accordance with that policy. The Act does not otherwise prohibit or restrict investments in commodities. MLCGF has not in the past invested directly in commodities, and its Adviser has no present intention of doing so.

      The following chart compares the fundamental limitations and the above mentioned non-fundamental limitations of LCGF and MLCGF. In addition, each Fund has non-fundamental limitations that prohibit it from investing more than 15% of its net assets in illiquid securities, purchasing securities on margin or mortgaging or pledging its assets except for collateral arrangements in connection with otherwise permissible activities. While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by the Fund's Board.

                                                      INVESTMENT LIMITATIONS
                               LCGF                                                             MLCGF
DIVERSIFICATION OF INVESTMENTS  (fundamental)                      DIVERSIFICATION OF INVESTMENTS (fundamental)
With respect to securities comprising 75% of the value of its      With respect to securities comprising 75% of the value of its
total assets, the Fund will not purchase securities of any one     total assets, the Fund will not purchase the securities of any
issuer (other than cash; cash items; securities issued or          one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies  guaranteed by the government of the United States or its
or instrumentalities and repurchase agreements collateralized by   agencies or instrumentalities and repurchase agreements
such U.S. government securities; and securities of other           collateralized by such U.S. government securities, and
investment companies) if, as a result, more than 5% of the value   securities of other investment companies) if, as a result, more
of its total assets would be invested in the securities of that    than 5% of the value of its total assets would be invested in
issuer, or the Fund would own more than 10% of the outstanding     the securities of that issuer, or it would own more than 10% of
voting securities of that issuer.                                  the outstanding voting securities of that issuer.
BORROWING MONEY AND ISSUING SENIOR SECURITIES (fundamental)        BORROWING MONEY AND ISSUING SENIOR SECURITIES (fundamental)
The Fund may borrow money, directly or indirectly, and issue       The Fund may borrow money, directly or indirectly, and issue
senior securities to the maximum extent permitted under the 1940   senior securities to the maximum extent permitted under the 1940
Act.                                                               Act, any rule or order thereunder, or any SEC staff
                                                                   interpretation thereof.
INVESTING IN REAL ESTATE (fundamental)                             INVESTING IN REAL ESTATE (fundamental)
The Fund may not purchase or sell real estate, provided that this  The Fund may not purchase or sell real estate, provided that
restriction does not prevent the Fund from investing in issuers    this restriction does not prevent the Fund from investing in
which invest, deal, or otherwise engage in transactions in real    issuers which invest, deal, or otherwise engage in transactions
estate or interests therein, or investing in securities that are   in real estate or interests therein, or investing in securities
secured by real estate or interests therein.  The Fund may         that are secured by real estate or interests therein.  The Fund exercise its rights under agreements relating to such securities,  may exercise its rights under agreements relating to such including the right to enforce security interests and to hold real securities, including the right to enforce security interests
estate acquired by reason of such enforcement until that real      and to hold real estate acquired by reason of such enforcement
estate can be liquidated in an orderly manner.                     until that real estate can be liquidated in an orderly manner.
INVESTING IN COMMODITIES (fundamental)                             INVESTING IN COMMODITIES (fundamental)
The Fund may not purchase or sell physical commodities, provided   The Fund may invest in commodities to the maximum extent
that the Fund may purchase securities of companies that deal in    permitted under the 1940 Act.
commodities.
INVESTING IN COMMODITIES (non-fundamental)
For purposes of the commodities restriction, investments in
transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial
contracts that settle by payment of cash are not deemed to be investments in commodities.
UNDERWRITING (fundamental)                                         UNDERWRITING (fundamental)
The Fund may not underwrite the securities of other issuers,       The Fund may not underwrite the securities of other issuers,
except that the Fund may engage in transactions involving the      except that the Fund may engage in transactions involving the
acquisition, disposition or resale of its portfolio securities,    acquisition, disposition or resale of its portfolio securities,
under circumstances where it may be considered to be an            under circumstances where it may be considered to be an
underwriter under the Securities Act of 1933.                      underwriter under the Securities Act of 1933.
CONCENTRATION OF INVESTMENTS (fundamental)                         CONCENTRATION (fundamental)
The Fund will not make investments that will result in the         The Fund will not make investments that will result in the
concentration of its investments in the securities of issuers      concentration of its investments in the securities of issuers
primarily engaged in the same industry.  Government securities,    primarily engaged in the same industry.  Government securities,
municipal securities and bank instruments will not be deemed to    municipal securities and bank instruments will not be deemed to
constitute an industry.                                            constitute an industry.
LENDING (fundamental)                                              LENDING (fundamental)
The Fund may not make loans, provided that this restriction does   The Fund may not make loans if, as a result, more than 33 1/3%
not prevent the Fund from purchasing debt obligations, entering    of the Fund's total assets would be loaned to other parties,
into repurchase agreements, lending its assets to broker/dealers   except that the Fund may (i) purchase or hold debt instruments
or institutional investors and investing in loans, including       in accordance with its investment objective and policies; (ii)
assignments and participation interests.                           enter into repurchase agreements; (iii) lend its securities; and
                                                                   (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.


COMPARISON OF RISKS

      All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. Since LCGF and MLCGF invest in the same types of securities, an investment in MLCGF presents the same types of investment risks as investing in LCGF. A principal risk factor applicable to an investment in either Fund is stock market risks. The value of equity securities in each Fund will rise and fall. Each Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Each Fund's share price may decline. Each Fund's Adviser attempts to manage market risk by limiting the amount the Fund invests in the securities of any individual company or of companies in any one sector or industry. However, diversification will not protect either Fund against widespread or prolonged declines in the stock market.

      Each Fund is also exposed to risks related to investing for growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

      Each Fund's investments in common stocks may include ADRs and domestically traded securities of foreign issuers. Such investments expose the Fund to a greater risk that its share price may be affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. MLCGF also lists non-domestically traded foreign securities as a category in which it may principally invest. In addition to the risks of foreign securities traded in United States markets, the combination of currency risk and market risk tend to make securities traded in foreign markets more volatile than those traded exclusively in the United States. While LCGF may also invest in non-domestically traded foreign securities, it does not list them as a category of security in which it may principally invest.

      Since both Funds must invest at least 80% of their assets in stocks of large cap companies, the risks of large cap stock investments discussed above are the most significant risks of an investment in either Fund. However, each Fund has the ability to invest in other types of securities, including principally derivative contracts and hybrid instruments, and in the case of MLCGF, securities of other investment companies, including exchange-traded funds. The following are some additional risks of these additional categories of principal investments:

* RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS. A Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in stocks. In addition to stock market and currency risks, investments in derivatives and hybrids may involve credit, liquidity and leverage risks.

* CREDIT RISKS. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

* LIQUIDITY RISKS. Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.

* LEVERAGE RISKS. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

* EXCHANGE-TRADED FUNDS. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.


PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

      The procedures for purchasing, redeeming and exchanging Shares of MLCGF are the same as those for purchasing, redeeming and exchanging shares of LCGF. See "Purchase, Redemption and Exchange Procedures" below.


COMPARATIVE FEE TABLES

      Like all mutual funds, LCGF and MLCGF incur certain expenses in their operations. These expenses include management fees, as well as costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses currently incurred by the Class A Shares, Class B Shares and Class C Shares of LCGF and Class A Shares, Class B Shares and Class C Shares of MLCGF, respectively, and pro forma fees for MLCGF after giving effect to the Reorganization.

CLASS A SHARES: FEDERATED LARGE CAP GROWTH FUND AND FEDERATED MDT LARGE CAP GROWTH FUND


FEES AND EXPENSES

      This table describes (1) the actual fees and expenses of Federated Large Cap Growth Fund's Class A Shares for LCGF's most recent fiscal year ended October 31, 2006; (2) the anticipated fees and expenses of MLCGF's Class A Shares for MLCGF's current fiscal period ending July 31, 2007; and (3) the anticipated fees and expenses of MLCGF's Class A Shares for the fiscal year ending July 31, 2008 on a pro forma combined basis after giving effect to the Reorganization. Because of MLCGF's reorganization as a Federated fund in December 2006, its historical expenses do not reflect its current expense structure. Therefore, these expenses have been restated to reflect the Fund's current expense structure. As described below, the pro forma operating expenses of MLCGF are shown after giving effect to a contractual waiver and reimbursement of expenses by the Fund's Adviser, Federated MDTA LLC, to limit total operating expenses to not more than 2.05%, which will continue through December 8, 2008.

                                                                                         FEDERATED      FEDERATED MDT  FEDERATED MDT
                                                                                         LARGE CAP        LARGE CAP      LARGE CAP
                                                                                           GROWTH        GROWTH FUND-  GROWTH FUND-
                                                                                           FUND-        CLASS A SHARES    CLASS A
                                                                                          CLASS A                         SHARES
SHAREHOLDER FEES                                                                           SHARES                        PRO FORMA
                                                                                                                         COMBINED
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)       5.50%            5.50%          5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                        0.00%            0.00%          0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions) (as a percentage of offering price)                                          None             None          None
Redemption Fee (as a percentage of amount redeemed, if applicable)                          None             None          None
Exchange Fee...........................................                                     None             None          None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee.........................................                                    0.75%            0.75%2        0.75%3
Distribution (12b-1) Fee...............................                                    0.25%            0.25%4        0.25%4
Other Expenses.........................................                                    0.82%5           2.24%6        0.94%7
Total Annual Fund Operating Expenses...................                                    1.82%            3.24%          1.94%
Fee Waiver and/or Expense Reimbursement (contractual)..                                    0.00%            1.19%          0.00%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursement)             1.82%            2.05%          1.94%

1    With respect to LCGF, the  percentages  shown are based on expenses for the entire  fiscal year ended  October  31,  2006.  However,  the rate at which expenses are accrued during the fiscal year may not be constant and, at any
     particular   point,  may  be  greater  or  less  than  the  stated  average percentage.  Although not contractually obligated to do so, the shareholder services  provider  and the  administrator  waived or elected not to accrue certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended  October 31, 2006.  With respect to
     MLCGF,  the  percentages  shown are based on  anticipated  expenses for the fiscal period ending July 31, 2007. However, the rate at which expenses are accrued during the fiscal period may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not  contractually  obligated to do so (except as discussed in Note 2), the
     Adviser, distributor and the administrator expect to waive and/or reimburse certain  amounts.  These are shown below along with the net expenses  MLCGF expects to pay for the fiscal period ending July 31, 2007.  With respect to
     MLCGF Pro Forma  Combined the  percentages  shown are based on  anticipated expenses  for the fiscal year ending July 31,  2008.  However,  the rate at which  expenses are accrued during the fiscal year may not be constant and, at any  particular  point,  may be greater or less than the stated  average percentage.  Although  not  contractually  obligated  to do so  (except  as discussed in Note 3), the Adviser, distributor and the administrator expect to waive certain amounts. These are shown below along with the net expenses
     MLCGF expects to pay for the fiscal year ending July 31, 2008.
  Total Waivers of Fund Expenses.......................                                    0.27%            0.55%          0.44%
  Total Actual Annual Fund Operating Expenses (after waivers)                              1.55%            1.50%          1.50%
2    Under the investment  advisory  contract,  MLCGF's  Adviser is obligated to waive all or a portion of its investment advisory fee which it is otherwise entitled to receive,  and/or reimburse other operating expenses  (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for MLCGF's Class A Shares to not more than 2.05%
     of  its  daily  net  assets.  Any  waivers  by  the  administrator   and/or
     distributor  that reduce such  expenses  (as  discussed  elsewhere in these notes)  may  have the  effect  of  reducing  the  amount  to be  waived  or reimbursed by the Adviser  pursuant to the  contractual  commitment.  It is anticipated that this commitment will expire in November 2008.  Pursuant to this  contractual  commitment,  the Adviser expects to waive its management fee for the fiscal period ending July 31, 2007.  The  management  fee to be paid by MLCGF  (after the  contractual  waiver) is expected to be 0.00% for the fiscal period ending July 31, 2007.
3    Under the  investment  advisory  contract,  the  Adviser of MLCGF Pro Forma
     Combined is obligated to waive all or a portion of its investment  advisory fee which it is  otherwise  entitled to  receive,  and/or  reimburse  other operating expenses (excluding interest,  taxes and brokerage  commissions), in order to limit the aggregate  annual  operating  expenses for the Fund's
     Class A Shares to not more than 2.05% of its daily net assets.  Any waivers by the  administrator  and/or  distributor  that reduce such  expenses  (as discussed  elsewhere  in these  notes) may have the effect of reducing  the amount  to  be  waived  or  reimbursed  by  the  Adviser  pursuant  to  the contractual commitment.  It is anticipated that this commitment will expire on December 8, 2008. Pursuant to this contractual  commitment,  the Adviser does not expect to be required to waive any of its  management  fee for the fiscal  year ending  July 31,  2008.  As a separate  matter,  although  not obligated to do so, the Adviser  expects to voluntarily  waive a portion of its investment advisory fee. This voluntary waiver can be terminated at any time. The management fee to be paid by MLCGF Pro Forma Combined  (after the voluntary  waiver) is  expected to be 0.60% for the fiscal year ending July
     31, 2008.
4    Although  not  contractually  obligated to do so, MLCGF and MLCGF Pro Forma
     Combined do not anticipate  accruing or charging the  distribution  (12b-1)
     fee for Class A Shares  during the fiscal  period  ending July 31, 2007 and the fiscal year ending July 31, 2008, respectively.  This expense reduction is voluntary.
5    Other  expenses for LCGF include a shareholder  fee/account  administration fee which is used to compensate  intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is
     used  to  compensate   intermediaries  for  recordkeeping   services.   The
     administrator expects to voluntarily waive a portion of its fee. LCGF Class
     A Shares did not pay or accrue the shareholder  services fee for the fiscal year ended  October 31,  2006.  LCGF has no present  intention of paying or accruing  the  shareholder  services  fee for LCGF  Class A Shares  for the fiscal year ending  October 31, 2007.  The  administrator  and  shareholder services  provider can terminate this voluntary  waiver and/or reduction at any time.  Total other  operating  expenses  paid by LCGF's  Class A Shares
     (after the voluntary  waiver and reduction)  were 0.55% for the fiscal year ended October 31, 2006.
6    Other expenses for MLCGF include a shareholder  fee/account  administration fee which is used to compensate  intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate  intermediaries for recordkeeping services.  Pursuant to its contractual commitment, MLCGF's Adviser expects to also reimburse 0.01%
     of certain  operating  expenses  of the Fund.  Although  not  contractually obligated  to do so,  the  administrator  expects  to  voluntarily  waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of the Fund. These voluntary  waivers/reimbursement  can be  terminated  at any time.  Total Other  Expenses paid by MLCGF's Class A
     Shares  (after the  anticipated  waivers/reimbursement)  are expected to be
     1.50% for the fiscal period ending July 31, 2007.
7    Other  expenses  for  MLCGF  Pro  Forma  Combined   include  a  shareholder
     fee/account  administration  fee will be used to compensate  intermediaries for shareholder services or account administrative  services. Also includes a  recordkeeping  fee which will be used to compensate  intermediaries  for recordkeeping services.  Although not contractually obligated to do so, the administrator  expects  to  voluntarily  waive a portion  of its fee.  This voluntary  waiver can be terminated at any time.  Total Other Expenses paid by MLCGF Pro Forma Combined Class A Shares (after the  anticipated  waiver)
     are expected to be 0.90% for the fiscal year ending July 31, 2008.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in each Fund's, and the pro forma combined Fund's, Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that, for LCGF's Class A Shares and the Pro Forma Combined Fund's Class A Shares, operating expenses are before waivers as shown in the Table and remain the same. For MLCGF's Class A Shares, the one-year dollar amount and the dollar amounts for the first and second years of the 3, 5 and 10 Years columns reflect the contractually imposed expense limitation of 2.05% for Class A Shares. MLCGF's Adviser has agreed to keep this limitation in effect through December 8, 2008. Accordingly, the third year of the 3, 5 and 10 Years columns reflects the contractually imposed expense limitation of 2.05% for four months and the "Total Annual Fund Operating Expenses" of the Fund's Class A Shares without any waivers for the remainder of the year. The fourth and later years within the 5 and 10 Years columns reflect the "Total Annual Fund Operating Expenses" of the Fund's Class A Shares without any waivers. Although the contractual expense cap would also apply to the Pro Forma Combined Fund's Class A Shares, on a pro forma combined basis the expenses of the Class A Shares are less than the cap amount.

      Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Years 5 Years 10 Years
FEDERATED LARGE CAP GROWTH FUND, CLASS A SHARES

                                                    $725   $1,091  $1,481  $2,570
FEDERATED MDT LARGE CAP GROWTH FUND, CLASS A SHARES

                                                    $747   $1,236  $1,911  $3,705
FEDERATED MDT LARGE CAP GROWTH FUND, CLASS A SHARES
PRO FORMA COMBINED                                  $736   $1,126  $1,539  $2,690

CLASS B SHARES: FEDERATED LARGE CAP GROWTH FUND AND FEDERATED MDT LARGE CAP GROWTH FUND


FEES AND EXPENSES

      This table describes (1) the actual fees and expenses of Federated Large Cap Growth Fund's Class B Shares for LCGF's most recent fiscal year ended October 31, 2006; (2) the anticipated fees and expenses of MLCGF's Class B Shares for MLCGF's current fiscal period ending July 31, 2007; and (3) the anticipated fees and expenses of MLCGF's Class B Shares for the fiscal year ending July 31, 2008 on a pro forma combined basis after giving effect to the Reorganization. Because of MLCGF's reorganization as a Federated fund in December 2006, its historical expenses do not reflect its current expense structure. Therefore, these expenses have been restated to reflect the Fund's current expense structure.

                                                                                         FEDERATED      FEDERATED MDT FEDERATED MDT
                                                                                         LARGE CAP        LARGE CAP     LARGE CAP
                                                                                           GROWTH       GROWTH FUND-  GROWTH FUND-
                                                                                           FUND-           CLASS B       CLASS B
                                                                                          CLASS B          SHARES        SHARES
SHAREHOLDER FEES                                                                           SHARES                       PRO FORMA
                                                                                                                        COMBINED
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)        None            None          None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                        5.50%            5.50%         5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions) (as a percentage of offering price)                                          None            None          None
Redemption Fee (as a percentage of amount redeemed, if applicable)                          None            None          None
Exchange Fee...........................................                                     None            None          None

ANNUAL FUND OPERATING EXPENSES1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee.........................................                                    0.75%           0.75%2        0.75%3
Distribution (12b-1) Fee...............................                                    0.75%            0.75%         0.75%
Other Expenses.........................................                                    0.82%4          2.24%5        0.94%6
 Total Annual Fund Operating Expenses7.................                                    2.32%            3.74%         2.44%

1    With respect to LCGF, the  percentages  shown are based on expenses for the entire  fiscal year ended  October  31,  2006.  However,  the rate at which expenses are accrued during the fiscal year may not be constant and, at any
     particular   point,  may  be  greater  or  less  than  the  stated  average
     percentage.   Although   not   contractually   obligated   to  do  so,  the
     administrator waived certain amounts.  These are shown below along with the net expenses the Fund  actually  paid for the fiscal year ended October 31,
     2006. With respect to MLCGF, the percentages shown are based on anticipated expenses for the fiscal period ending July 31, 2007.  However,  the rate at which  expenses  are accrued  during the fiscal  period may not be constant and,  at any  particular  point,  may be  greater  or less than the  stated
     average percentage.  Although not contractually  obligated to do so (except as discussed in Note 2), the Adviser and the administrator  expect to waive and/or reimburse certain amounts.  These are shown below along with the net expenses  MLCGF  expects to pay for the fiscal period ending July 31, 2007.
     With respect to MLCGF Pro Forma Combined,  the percentages  shown are based on anticipated  expenses for the fiscal year ending July 31, 2008. However, the rate at which  expenses  are accrued  during the fiscal year may not be constant  and,  at any  particular  point,  may be greater or less than the stated average  percentage.  Although not contractually  obligated to do so
     (except as discussed in Note 3), the Adviser and the  administrator  expect to waive certain amounts. These are shown below along with the net expenses
     MLCGF expects to pay for the fiscal year ending July 31, 2008.
  Total Waivers of Fund Expenses.......................                                    0.02%            1.49%         0.19%
  Total Actual Annual Fund Operating Expenses (after waivers)                              2.30%            2.25%         2.25%
2    Under the investment  advisory  contract,  MLCGF's  Adviser is obligated to waive all or a portion of its investment advisory fee which it is otherwise entitled to receive,  and/or reimburse other operating expenses  (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for other classes of the Fund. Any waivers by the administrator  that reduce such expenses (as  discussed  elsewhere in these notes)  may  have the  effect  of  reducing  the  amount  to be  waived  or reimbursed by the Adviser pursuant to the contractual commitment.  Pursuant to this contractual commitment, the Adviser expects to waive its management fee for the fiscal period ending July 31, 2007.  The  management  fee to be paid by MLCGF  (after the  contractual  waiver) is expected to be 0.00% for the fiscal period ending July 31, 2007.
3    Under the  investment  advisory  contract,  the  Adviser of MLCGF Pro Forma
     Combined is obligated to waive all or a portion of its investment  advisory fee which it is  otherwise  entitled to  receive,  and/or  reimburse  other operating expenses (excluding interest,  taxes and brokerage  commissions), in order to limit the aggregate annual operating expenses for other classes of the Fund. Any waivers by the administrator that reduce such expenses (as discussed  elsewhere  in these  notes) may have the effect of reducing  the amount  to  be  waived  or  reimbursed  by  the  Adviser  pursuant  to  the contractual  commitment.  Pursuant  to  this  contractual  commitment,  the
     Adviser does not expect to be required to waive any of its  management  fee for the fiscal year ending July 31, 2008.  As a separate  matter,  although not obligated to do so, the Adviser expects to voluntarily  waive a portion of its investment  advisory fee. This voluntary waiver can be terminated at any time. The management fee to be paid by MLCGF Pro Forma Combined  (after the  voluntary  waiver) is  expected to be 0.60% for the fiscal year ending
     July 31, 2008.
4    Other  expenses for LCGF include a shareholder  fee/account  administration fee which is used to compensate  intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is
     used  to  compensate   intermediaries  for  recordkeeping   services.   The
     administrator  expects  to  voluntarily  waive a  portion  of its fee.  The administrator  can terminate this voluntary waiver at any time. Total other operating  expenses  paid by the LCGF's Class B Shares (after the voluntary waiver) were 0.80% for the fiscal year ended October 31, 2006.
5    Other expenses for MLCGF include a shareholder  fee/account  administration fee which is used to compensate  intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate  intermediaries for recordkeeping services.  Pursuant to its contractual commitment,  the Adviser expects to also reimburse 0.01% of
     certain  operating  expenses  of  the  Fund.   Although  not  contractually
     obligated  to do so,  the  administrator  expects  to  voluntarily  waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of the Fund. These voluntary  waivers/reimbursement  can be  terminated  at any time.  Total Other  Expenses paid by MLCGF's Class B
     Shares  (after the  anticipated  waivers/reimbursement)  are expected to be
     2.25% for the fiscal period ending July 31, 2007.
6    Other  expenses  for  MLCGF  Pro  Forma  Combined   include  a  shareholder
     fee/account  administration  fee will be used to compensate  intermediaries for shareholder services or account administrative  services. Also includes a  recordkeeping  fee which will be used to compensate  intermediaries  for recordkeeping services.  Although not contractually obligated to do so, the administrator  expects  to  voluntarily  waive a portion  of its fee.  This voluntary  waiver can be terminated at any time.  Total Other Expenses paid by MLCGF Pro Forma Combined Class B Shares (after the  anticipated  waiver)
     are expected to be 0.90% for the fiscal year ending July 31, 2008.
7    After  Class B Shares  have  been  held for  eight  years  from the date of purchase, they will automatically convert to Class A Shares on or about the last  day of the  following  month.  Class A  Shares  pay  lower  operating expenses than Class B Shares.


EXAMPLE

      This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in each Fund's, and the pro forma combined Fund's, Class B Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class B Shares operating expenses are before waiver as shown in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Years 5 Years 10 Years
FEDERATED LARGE CAP GROWTH FUND, CLASS B SHARES
Expenses assuming redemption                        $785   $1,124  $1,440  $2,531
Expenses assuming no redemption                     $235   $724    $1,240  $2,531
FEDERATED MDT LARGE CAP GROWTH FUND, CLASS B SHARES
Expenses assuming redemption                        $926   $1,543  $2,130  $3,876
Expenses assuming no redemption                     $376   $1,143  $1,930  $3,876
FEDERATED MDT LARGE CAP GROWTH FUND, CLASS B SHARES
PRO FORMA COMBINED
Expenses assuming redemption                        $797   $1,161  $1,501  $2,653
Expenses assuming no redemption                     $247   $761    $1,301  $2,653

CLASS C SHARES: FEDERATED LARGE CAP GROWTH FUND AND FEDERATED MDT LARGE CAP GROWTH FUND

FEES AND EXPENSES

      This table describes (1) the actual fees and expenses of Federated Large Cap Growth Fund's Class C Shares for LCGF's most recent fiscal year ended October 31, 2006; (2) the anticipated fees and expenses of MLCGF's Class A Shares for MLCGF's current fiscal period ending July 31, 2007; and (3) the anticipated fees and expenses of MLCGF's Class A Shares for the fiscal year ending July 31, 2008 on a pro forma combined basis after giving effect to the Reorganization. Because of MLCGF's reorganization as a Federated fund in December 2006, its historical expenses do not reflect its current expense structure. Therefore, these expenses have been restated to reflect the Fund's current expense structure. As described below, the pro forma operating expenses of MLCGF are shown after giving effect to a contractual waiver and reimbursement of expenses by the Fund's Adviser, Federated MDTA LLC, to limit total operating expenses to not more than 2.80%, which will continue through December 8, 2008.

SHAREHOLDER FEES                                                                         FEDERATED      FEDERATED MDT FEDERATED MDT
                                                                                         LARGE CAP        LARGE CAP     LARGE CAP
                                                                                           GROWTH       GROWTH FUND-  GROWTH FUND-
                                                                                           FUND-           CLASS C       CLASS C
                                                                                          CLASS C          SHARES        SHARES
                                                                                           SHARES                       PRO FORMA
                                                                                                                        COMBINED
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)       0.00%            0.00%         0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                        1.00%            1.00%         1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions) (as a percentage of offering price)                                          None            None          None
Redemption Fee (as a percentage of amount redeemed, if applicable)                          None            None          None
Exchange Fee...........................................                                     None            None          None

ANNUAL FUND OPERATING EXPENSES1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee.........................................                                    0.75%           0.75%2        0.75%3
Distribution (12b-1) Fee...............................                                    0.75%            0.75%         0.75%
Other Expenses.........................................                                    0.82%4          2.24%5        0.94%6
Total Annual Fund Operating Expenses...................                                    2.32%            3.74%         2.44%
Fee Waiver and/or Expense Reimbursement (contractual)..                                    0.00%            0.94%         0.00%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursement)             2.32%            2.80%         2.44%

1    With respect to LCGF, the  percentages  shown are based on expenses for the entire  fiscal year ended  October  31,  2006.  However,  the rate at which expenses are accrued during the fiscal year may not be constant and, at any
     particular   point,  may  be  greater  or  less  than  the  stated  average percentage.  Although not contractually obligated to do so, the shareholder services  provider and the  administrator  waived or did not charge certain amounts.  These  are  shown  below  along  with the net  expenses  the Fund actually paid for the fiscal year ended  October 31, 2006.  With respect to
     MLCGF,  the  percentages  shown are based on  anticipated  expenses for the fiscal period ending July 31, 2007. However, the rate at which expenses are accrued during the fiscal period may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not  contractually  obligated to do so (except as discussed in Note 2), the
     Adviser and the  administrator  expect to waive  and/or  reimburse  certain amounts. These are shown below along with the net expenses MLCGF expects to pay for the fiscal period  ending July 31, 2007.  With respect to MLCGF Pro
     Forma Combined the percentages shown are based on anticipated  expenses for the fiscal year ending July 31, 2008.  However,  the rate at which expenses are  accrued  during  the  fiscal  year  may not be  constant  and,  at any
     particular   point,  may  be  greater  or  less  than  the  stated  average percentage.  Although  not  contractually  obligated  to do so  (except  as discussed  in Note 3), the  Adviser and the  administrator  expect to waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending July 31, 2008.
  Total Waivers of Fund Expenses.......................                                    0.03%            0.55%         0.19%
  Total Actual Annual Fund Operating Expenses (after waivers)                              2.29%            2.25%         2.25%
2    Under the investment  advisory  contract,  MLCGF's  Adviser is obligated to waive all or a portion of its investment advisory fee which it is otherwise entitled to receive,  and/or reimburse other operating expenses  (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for MLCGF's Class C Shares to not more than 2.80%
     of  its  daily  net  assets.  Any  waivers  by  the  administrator   and/or
     distributor  that reduce such  expenses  (as  discussed  elsewhere in these notes)  may  have the  effect  of  reducing  the  amount  to be  waived  or reimbursed by the Adviser  pursuant to the  contractual  commitment.  It is anticipated that this commitment will expire on December 8, 2008.  Pursuant to this contractual commitment, the Adviser expects to waive its management fee for the fiscal period ending July 31, 2007.  The  management  fee to be paid by MLCGF  (after the  contractual  waiver) is expected to be 0.00% for the fiscal period ending July 31, 2007.
3    Under the  investment  advisory  contract,  the  Adviser of MLCGF Pro Forma
     Combined is obligated to waive all or a portion of its investment  advisory fee which it is  otherwise  entitled to  receive,  and/or  reimburse  other operating expenses (excluding interest,  taxes and brokerage  commissions), in order to limit the aggregate  annual  operating  expenses for the Fund's
     Class C Shares to not more than 2.80% of its daily net assets.  Any waivers by the administrator  that reduce such expenses (as discussed  elsewhere in these  notes)  may have the effect of  reducing  the amount to be waived or reimbursed by the Adviser  pursuant to the  contractual  commitment.  It is anticipated that this commitment will expire in November 2008.  Pursuant to this contractual commitment,  the Adviser does not expect to be required to waive any of its  management  fee for the fiscal year ending July 31, 2008.
     As a separate matter,  although not obligated to do so, the Adviser expects to  voluntarily  waive a  portion  of its  investment  advisory  fee.  This voluntary  waiver can be terminated at any time.  The  management fee to be paid by MLCGF Pro Forma Combined  (after the voluntary  waiver) is expected to be 0.60% for the fiscal year ending July 31, 2008.
4    Other  expenses for LCGF include a shareholder  fee/account  administration fee which is used to compensate  intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is
     used  to  compensate   intermediaries  for  recordkeeping   services.   The
     administrator   expects  to  voluntarily   waive  a  portion  of  its  fee.
     Additionally,  the shareholder services provider did not charge,  therefore
     LCGF did not accrue its  maximum  contractual  fee for Class C Shares.  The
     administrator   and  shareholder   services  provider  can  terminate  this
     voluntary  waiver  and/or  reduction  at any time.  Total  other  operating expenses  paid by LCGF's  Class C Shares  (after the  voluntary  waiver and reduction) were 0.79% for the fiscal year ended October 31, 2006.
5    Other expenses for MLCGF include a shareholder  fee/account  administration fee which is used to compensate  intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate  intermediaries for recordkeeping services.  Pursuant to its contractual commitment, MLCGF's Adviser expects to also reimburse 0.01%
     of certain  operating  expenses  of the Fund.  Although  not  contractually obligated  to do so,  the  administrator  expects  to  voluntarily  waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of the Fund. These voluntary  waivers/reimbursement  can be  terminated  at any time.  Total Other  Expenses paid by MLCGF's Class C
     Shares  (after the  anticipated  waivers/reimbursement)  are expected to be
     2.25% for the fiscal period ending July 31, 2007.
6    Other  expenses  for  MLCGF  Pro  Forma  Combined   include  a  shareholder
     fee/account  administration  fee will be used to compensate  intermediaries for shareholder services or account administrative  services. Also includes a  recordkeeping  fee which will be used to compensate  intermediaries  for recordkeeping services.  Although not contractually obligated to do so, the administrator  expects  to  voluntarily  waive a portion  of its fee.  This voluntary  waiver can be terminated at any time.  Total Other Expenses paid by MLCGF Pro Forma Combined Class C Shares (after the  anticipated  waiver)
     are expected to be 0.90% for the fiscal year ending July 31, 2008.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in each Fund's, and the pro forma combined Fund's, Class C Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that, for LCGF's Class A Shares and the Pro Forma Combined Fund's Class C Shares, operating expenses are before waivers as shown in the Table and remain the same. For MLCGF's Class C Shares, the one-year dollar amount and the dollar amounts for the first and second years of the 3, 5 and 10 Years columns reflect the contractually imposed expense limitation of 2.80% for Class C Shares. MLCGF's Adviser has agreed to keep this limitation in effect through December 8, 2008. Accordingly, the third year of the 3, 5 and 10 Years columns reflects the contractually imposed expense limitation of 2.80% for four months and the "Total Annual Fund Operating Expenses" of the Fund's Class C Shares without any waivers for the remainder of the year. The fourth and later years within the 5 and 10 Years columns reflect the "Total Annual Fund Operating Expenses" of the Fund's Class C Shares without any waivers. Although the contractual expense cap would also apply to the Pro Forma Combined Fund's Class C Shares, on a pro forma combined basis the expenses of the Class C Shares are less than the cap amount.

      Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year   3 Years 5 Years 10 Years
FEDERATED LARGE CAP GROWTH FUND, CLASS C SHARES
Expenses assuming redemption                        $335     $724    $1,240  $2,656
Expenses assuming no redemption                     $225     $724    $1,240  $2,656
FEDERATED MDT LARGE CAP GROWTH FUND, CLASS C SHARES
Expenses assuming redemption                        $383     $933    $1,737  $3,836
Expenses assuming no redemption                     $283     $933    $1,737  $3,836
FEDERATED MDT LARGE CAP GROWTH FUND, CLASS C SHARES
PRO FORMA COMBINED
Expenses assuming redemption                        $347 $761        $1,301  $2,776
Expenses assuming no redemption                     $247 $761        $1,301  $2,776

COMPARISON OF POTENTIAL RISKS AND REWARDS:  PERFORMANCE INFORMATION

      The performance information shown below will help you analyze each Fund's investment risks in light of its historical returns. The bar charts show the variability of each Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return tables show each Fund's Class A, Class B and Class C Shares returns averaged over the stated periods, and include comparative performance information. Each Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

FEDERATED LARGE CAP GROWTH FUND

RISK/RETURN BAR CHART - CLASS A SHARES




The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within  the  period  shown  in  the bar chart, LCGF's  Class  A  Shares  highest
quarterly return was 36.80% (quarter  ended  December  31,  1999).   Its  lowest
quarterly return was (20.10) % (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURN TABLE

      The Average Annual Total Returns for LCGF's Class A, Class B and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for LCGF's Class A Shares to illustrate the effect of federal taxes on Fund returns.
Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 1000 Growth Index (R1000G), a broad-based market index, and the Lipper Large-Cap Growth Funds Index (LLCGF). Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2006)


FEDERATED LARGE CAP GROWTH FUND                                  1 YEAR   5 YEARS  START OF PERFORMANCE1
CLASS A
Return Before Taxes                                              (3.88)% (1.33)%  (2.45)%
Return After Taxes on Distributions2                             (3.88)% (1.33)%  (2.45)%
Return After Taxes on Distributions and Sale of Fund Shares2
                                                                 (2.52)% (1.13)%  (2.06)%
CLASS B
Return Before Taxes                                              (4.39)% (1.35)%  (2.45)%
CLASS C
Return Before Taxes                                              (0.87)% (1.15)%  (2.57)%
R1000G3                                                          9.07%   2.69%    (0.83)%
LLCGF4                                                           4.72%   2.01%    (1.17)%

1 LCGF's Class A, Class B and Class C Shares start of performance was December
   29, 1998.
2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical FEDERAL income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do NOT reflect the effect of any applicable STATE and LOCAL taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
3 The R1000G measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cashflows.
4 The Lipper Large-Cap Growth Funds Index measures the performance of the 30 largest funds in the large cap growth category as tracked by Lipper, Inc. These figures do not reflect sales charges.

FEDERATED MDT LARGE CAP GROWTH FUND

RISK/RETURN BAR CHART - CLASS A SHARES

      Federated MDT Large Cap Growth Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that was completed on December 8, 2006. Prior to that date, MLCGF had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Large Cap Growth Fund. The MDT Large Cap Growth Fund was managed by MDT Advisors and had similar investment objectives and strategies to MLCGF.

         FEDERATED MDT LARGE CAP GROWTH FUND - CLASS A SHARES



The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the period shown in the bar chart, MLCGF's Class A Shares highest quarterly return was 4.41% (quarter ended March 30, 2006). Its lowest quarterly return was (1.75)% (quarter ended June 30, 2006).

AVERAGE ANNUAL TOTAL RETURN TABLE

      The Average Annual Total Returns for MLCGF's Class A, Class B and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for MLCGF's Class A Shares to illustrate the effect of federal taxes on Fund returns.
Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 1000 Growth Index (R1000G), a broad-based market index, and the Lipper Large-Cap Growth Funds Index (LLCGF). Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

     (For the periods ended December 31, 2006)



FEDERATED MDT LARGE CAP GROWTH FUND                             1 YEAR  START OF PERFORMANCE 1
CLASS A SHARES
Return Before Taxes                                              0.82%  3.92%
Return After Taxes on Distributions2                             0.47%  3.64%
Return After Taxes on Distributions and Sale of Fund Shares2     0.54%  3.18%
CLASS B SHARES3                                                  0.21%  3.84%
CLASS C SHARES                                                   3.68%  6.07%
R1000G4                                                          9.07%  9.58%
LLCGF5                                                           4.72%  7.09%

   1 MLCGF's Class A Shares and Class C Shares commenced operations on September 15, 2005. MLCGF's Class B Shares commenced operations on March 29, 2007. Start of Performance returns for the Class B shares and the two indexes have been calculated since September 15, 2005.
   2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical FEDERAL income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do NOT reflect the effect of any applicable STATE and LOCAL taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
   3 MLCGF's Institutional Shares total returns have been adjusted to reflect the contingent deferred sales charge and expenses applicable to Class B Shares. This adjustment shows the total returns you would have received if MLCGF Class B Shares had existed over the calculation period.
   4 The R1000G measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cashflows.
   5 The Lipper Large-Cap Growth Funds Index measures the performance of the 30 largest funds in the large cap growth category as tracked by Lipper, Inc. These figures do not reflect sales charges.

FEDERATED LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

      The Financial Highlights will help you understand LCGF's Class A, Class B and Class C Shares financial performance for LCGF's past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in LCGF, assuming reinvestment of any dividends and capital gains.

      This information for the fiscal year ended October 31, 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with LCGF's audited financial statements, is included in LCGF's Annual Report.

      On August 18, 2006, the Fund's Board, upon recommendation of the Audit Committee, appointed KPMG LLP as the Fund's independent registered public accounting firm for the fiscal year ended October 31, 2006. On the same date, LCGF's former auditor, Deloitte & Touche LLP, resigned. See LCGF's Annual Report for further information regarding the change in independent registered public accounting firm.

FEDERATED LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS - CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED OCTOBER 31                                   2006 1           2005             2004             2003             2002
NET ASSET VALUE, BEGINNING OF PERIOD                   $8.13            $7.56            $7.37            $6.47            $7.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (0.03 )2          0.01 2          (0.02 )2         (0.03 )2         (0.04 )2
Net realized and unrealized gain (loss) on              0.43             0.56             0.21             0.93            (1.44 )
investments
  TOTAL FROM INVESTMENT OPERATIONS                      0.40             0.57             0.19             0.90            (1.48 )
NET ASSET VALUE, END OF PERIOD                         $8.53            $8.13            $7.56            $7.37            $6.47
TOTAL RETURN3                                           4.92 %           7.54 %           2.58 %          13.91 %         (18.62 )%

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                            1.55 %4          1.45 %4          1.44 %4          1.56 %4          1.46 %4
Net investment income (loss)                           (0.38 )%          0.07 %          (0.31 )%         (0.44 )%         (0.47 )%
Expense waiver/reimbursement5                           0.02 %           0.02 %           0.01 %           0.00 %6          0.00 %6
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $95,178         $104,837         $144,921         $148,090         $144,499
Portfolio turnover                                       166 %            128 %            103 %            126 %            233 %

1 For the year ended October 31, 2006, LCGF was audited by KPMG LLP, Previous years were audited by another independent registered public accounting firm.
2 Per share numbers have been calculated using the average shares method.
3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.52%, 1.45%, 1.43%, 1.54% and 1.44% after taking into account these expense reductions for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.
5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6 Represents less than 0.01%.

      Further information about LCGF's performance is contained in LCGF's Annual Report, dated October 31, 2006, which can be obtained free of charge.

FEDERATED LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS - CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED OCTOBER 31                                     2006 1          2005            2004             2003             2002
NET ASSET VALUE, BEGINNING OF PERIOD                     $7.76           $7.26           $7.13            $6.31            $7.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             (0.09 )2        (0.05 )2        (0.08 )2         (0.08 )2         (0.09 )2
Net realized and unrealized gain (loss) on                0.41            0.55            0.21             0.90            (1.42 )
investments
  TOTAL FROM INVESTMENT OPERATIONS                        0.32            0.50            0.13             0.82            (1.51 )
NET ASSET VALUE, END OF PERIOD                           $8.08           $7.76           $7.26            $7.13            $6.31
TOTAL RETURN3                                             4.12 %          6.89 %          1.82 %          13.00 %         (19.31 )%

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                              2.30 %4         2.20 %4         2.19 %4          2.31 %4          2.21 %4
Net investment income (loss)                             (1.12 )%        (0.69 )%        (1.06 )%         (1.19 )%         (1.22 )%
Expense waiver/reimbursement5                             0.02 %          0.02 %          0.01 %           0.00 %6          0.00 %6
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $59,008         $78,152         $95,901         $116,166         $121,572
Portfolio turnover                                         166 %           128 %           103 %            126 %            233 %

1 For the year ended October 31, 2006, LCGF was audited by KPMG LLP,  Previous years were audited by another independent registered public accounting firm.
2 Per share numbers have been calculated using the average shares method.
3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.27%, 2.19%, 2.18%, 2.29% and 2.19% after taking into account these expense reductions for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.
5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6 Represents less than 0.01%.

      Further information about LCGF's performance is contained in LCGF's Annual Report, dated October 31, 2006, which can be obtained free of charge.

FEDERATED LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS - CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED OCTOBER 31                                       2006 1          2005            2004            2003            2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $7.76           $7.26           $7.13           $6.31           $7.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.09 )2        (0.05 )2        (0.08 )2        (0.08 )2        (0.09 )2
Net realized and unrealized gain (loss) on                  0.41            0.55            0.21            0.90           (1.42 )
investments
  TOTAL FROM INVESTMENT OPERATIONS                          0.32            0.50            0.13            0.82           (1.51 )
NET ASSET VALUE, END OF PERIOD                             $8.08           $7.76           $7.26           $7.13           $6.31
TOTAL RETURN3                                               4.12 %          6.89 %          1.82 %         13.00 %        (19.31 )%

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                                2.29 %4         2.20 %4         2.19 %4         2.31 %4         2.21 %4
Net investment income (loss)                               (1.12 )%        (0.69 )%        (1.06 )%        (1.19 )%        (1.22 )%
Expense waiver/reimbursement5                               0.02 %          0.02 %          0.01 %          0.00 %6         0.00 %6
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                   $9,660         $12,007         $13,866         $15,444         $16,067
Portfolio turnover                                           166 %           128 %           103 %           126 %           233 %

1 For the year ended October 31, 2006, LCGF was audited by KPMG LLP, Previous years were audited by another independent registered public accounting firm.
2 Per share numbers have been calculated using the average shares method.
3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.26%, 2.19%, 2.18%, 2.29% and 2.19% after taking into account these expense reductions for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.
5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6 Represents less than 0.01%.

      Further information about LCGF's performance is contained in LCGF's Annual Report, dated October 31, 2006, which can be obtained free of charge.

FEDERATED MDT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

      The Financial Highlights will help you understand MLCGF's Class A and Class C Shares financial performance for the periods presented. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in MLCGF, assuming reinvestment of any dividends and capital gains.

      This information for the fiscal year ended July 31, 2006 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with MLCGF's audited financial statements, is included in MLCGF's Annual Report. As the first fiscal year for MLCGF's Class B Shares will end on July 31, 2007, financial information for this class is not yet available.

      MDT Large Cap Growth Fund (the Predecessor Fund) was reorganized into Federated MDT Large Cap Growth Fund (MLCGF), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, MLCGF had no investment operations. MLCGF is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are MLCGF's operations.

FEDERATED MDT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS - CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
 PERIOD ENDED JULY 31                                  2006 1
 NET ASSET VALUE, BEGINNING OF PERIOD                $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                         (0.10 )2
 Net realized and unrealized gain on investments       0.27
   TOTAL FROM INVESTMENT OPERATIONS                    0.17
 NET ASSET VALUE, END OF PERIOD                      $10.17
 TOTAL RETURN3                                         1.70 %

 RATIOS TO AVERAGE NET ASSETS:
 Net expenses                                          2.01 %4
 Net investment income (loss)                         (0.93 )%4
 Expense waiver/reimbursement5                        20.55 %4
 SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)               $183
 Portfolio turnover6                                    237 %
1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.
2 Based on average shares outstanding.
3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
4 Computed on an annualized basis.
5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6 Portfolio turnover is calculated at the Fund level. Percentages indicated were calculated for the year ended July 31, 2006.

      Further information about the MLCGF's performance is contained in MLCGF's Annual Report, dated July 31, 2006, which can be obtained free of charge.

FEDERATED MDT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS - CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
 PERIOD ENDED JULY 31                                  2006 1
 NET ASSET VALUE, BEGINNING OF PERIOD                $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                         (0.19 )2
 Net realized and unrealized gain on investments       0.29
   TOTAL FROM INVESTMENT OPERATIONS                    0.10
 NET ASSET VALUE, END OF PERIOD                      $10.10
 TOTAL RETURN3                                         1.00 %

 RATIOS TO AVERAGE NET ASSETS:
 Net expenses                                          2.76 %4
 Net investment income (loss)                         (1.68 )%4
 Expense waiver/reimbursement5                        20.55 %4
 SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)               $147
 Portfolio turnover6                                    237 %
1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.
2 Based on average shares outstanding.
3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
4 Computed on an annualized basis.
5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6 Portfolio turnover is calculated at the Fund level. Percentages indicated were calculated for the year ended July 31, 2006.

      Further information about the MLCGF's performance is contained in MLCGF's Annual Report, dated July 31, 2006, which can be obtained free of charge.

INVESTMENT ADVISERS

      The Board of the FEF Trust selects and oversees LCGF's Adviser, Federated Equity Management Company of Pennsylvania ("FEMCOPA"). FEMCOPA manages LCGF's assets, including buying and selling portfolio securities. FEMCOPA is registered as an investment adviser under the Investment Advisers Act of 1940. The address of the FEMCOPA is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

      The Board of the MDT Trust selects and oversees MLCGF's Adviser, Federated MDTA LLC ("Federated MDTA"). Federated MDTA manages MLCGF's assets, including buying and selling portfolio securities. Federated MDTA is registered as an investment adviser under the Investment Advisers Act of 1940. The address of Federated MDTA is 125 Cambridge Park Drive, Cambridge, Massachusetts, 02140.

      Federated MDTA is the investment adviser to approximately $6.8 billion in total assets including, $6.3 billion in separately managed account portfolios, $197 million in institutional accounts and approximately $311 million in mutual funds as of July 25, 2006, that use Federated MDTA's proprietary quantitative investment process.

      Both FEMCOPA and Federated MDTA are subsidiaries of Federated Investors, Inc. ("Federated"). The Advisers and other subsidiaries of Federated advise approximately 148 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $237 billion in assets as of December 31, 2006. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,243 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.

PORTFOLIO MANAGEMENT INFORMATION


FEDERATED LARGE CAP GROWTH FUND:

The following individuals serve as portfolio managers for LCGF:


Curtis R. Gross

      Curtis R. Gross has been LCGF's Portfolio Manager since August 2006.
Mr. Gross joined Federated in April 2003 as a Senior Research Analyst. He became Vice President and Director of Global Equity Research of LCGF's Adviser in June 2005 and served as the Associate Director of Research and Senior Investment Analyst of LCGF's Adviser from January 2004 to June 2005. Mr. Gross has been a Portfolio Manager since March 2005. Mr. Gross was a Senior Investment Analyst/Portfolio Manager with Northern Capital Management from
May 1997 to April 2003. Mr. Gross is a Chartered Financial Analyst. Mr. Gross earned his M.B.A from the University of Pittsburgh.


Michael R. Tucker

      Michael R. Tucker has been LCGF's Portfolio Manager since August 2006.
Mr. Tucker joined Federated in June 1993 as a Research Assistant. He became a Vice President of LCGF's Adviser in January 2005 and served as Assistant Vice President of LCGF's Adviser from March 2000 through 2004. Mr. Tucker has been a Portfolio Manger since March 2000. He served as an Analyst from December 1995 to May 1999 and became a Senior Investment Analyst in June 1999. Mr. Tucker earned his Master of Science in Industrial Administration with an emphasis on Finance and Strategy from Carnegie Mellon University.


FEDERATED MDT LARGE CAP GROWTH FUND:

      MLCGF is managed by the Federated MDTA LLC Investment Team ("Investment Team"), headed by Dr. David M. Goldsmith, who is primarily responsible for the day-to-day management of MLCGF.

      MLCGF is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that was completed on December 8, 2006. Prior to that date MLCGF had no investment operations. Dr. Goldsmith has been the portfolio manager of MLCGF since December 11, 2006, and prior thereto was the portfolio manager of the MDT Large Cap Growth Fund since its inception in September 2005.

      Dr. Goldsmith, Ph.D., Chief Investment Officer, joined MDT Advisers (the predecessor to Federated MDTA) in 1990. He was responsible for the initial development and launch of the Optimum Q Process which drives the Federated MDT equity strategies. Dr. Goldsmith currently leads the Investment Team which is responsible for the ongoing development and implementation of the Optimum Q Process. He received an A.B., Summa Cum Laude, in Economics from Princeton University, where he won the Wolf Balleison Memorial Prize for the outstanding senior thesis in economics. Dr. Goldsmith also received a Ph.D. in Economics with a concentration in Finance from Harvard University.

      Each Fund's SAI provides additional information about its Portfolio Managers' compensation, management of other accounts, and ownership of securities in the Fund.


ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES


INVESTMENT ADVISORY FEES

       The annual investment advisory fee for LCGF is 0.75% of LCGF's average daily net assets. LCGF's Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of LCGF. This voluntary waiver or reimbursement may be terminated by LCGF's Adviser at any time in its sole discretion.

       The annual investment advisory fee for MLCGF is 0.75% of MLCGF's average daily net assets. Under the investment advisory contract, which is subject to annual renewal by the Board of Trustees of Federated MDTA Series, MLCGF's Adviser will waive the amount, limited to the amount of the advisory fee, by which MLCGF's aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering or qualifying MLCGF and its shares under federal and state laws and regulations, expenses of withholding taxes, and extraordinary expenses exceed 2.05% for Class A Shares, 2.25% for Class B Shares and 1.80% for Institutional Shares of its average daily net assets. MLCGF's Adviser has agreed to keep these contractual limitations in place through December 8, 2008. The advisory fee for MLCGF's Class B Shares is not subject to a contractual expense cap, but to the extent the advisory fee is reduced due to the expense caps for the other classes, the reduction would also apply to Class B Shares.

      A discussion of review of LCGF's investment advisory contract by the Board of Trustees of Federated Equity Funds is available in the LCGF's Annual Report dated October 31, 2006. A discussion of the review of MLCGF's investment advisory contract by the Board of Trustees of Federated MDT Series is available in MLCGF's Semi-Annual Report dated January 31, 2007.


ADMINISTRATIVE FEES

      Federated Administrative Services ("FAS"), an affiliate of the Advisers, serves as administrator to LCGF and MLCGF and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the Advisers or their affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion. FAS' minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares. FAS may choose voluntarily to waive a portion of its fee. The net administrative fee expense charged by FAS for LCGF's fiscal year ended October 31, 2006 was $230,000, or 0.102% of average daily net assets.

      The fee for the period from July 15, 2006 through July 31, 2006 was pro-rated for MLCGF. During the period from July 15, 2006 through July 31, 2006, the administrator contractually agreed to waive the portion of its fee which it would otherwise be entitled to receive from MLCGF under the Agreement. The net administrative fee expense charged by FAS for MLCGF for its fiscal year ended July 31, 2006 was $9,879 or 0.093% of average daily net assets. This figure reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

      The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.


SERVICE FEES

      LCGF and MLCGF each have entered into a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of the Fund to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that Federated Shareholder Services Company ("FSSC"), an affiliate of the Advisers, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedule of such fees and the basis upon which such fees will be paid is determined from time to time by each Fund and FSSC.


RULE 12B-1 FEES

      Federated Securities Corp. ("FSC"), an affiliate of the Adviser, is the principal distributor (the "Distributor") for shares of the Funds. Both Funds have adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") pursuant to which they may pay a fee to the distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of each Fund's Class A Shares, 0.75% of the average daily net assets of each Fund's Class B Shares and 0.75% of the average daily net assets of each Fund's Class C Shares to finance any activity which is principally intended to result in the sale of shares subject to the Distribution Plan.


ACCOUNT ADMINISTRATION FEES

      The Funds may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.


RECORDKEEPING FEES

      The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.


NETWORKING FEES

      The Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

      The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

      These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.


 PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

      The transfer agent and dividend-disbursing agent for both Funds is State Street Bank and Trust Company. Procedures for the purchase, exchange, and redemption of MLCGF's Shares are substantially the same as, the procedures applicable to the purchase, exchange, and redemption of LCGF's Shares. Reference is made to the Prospectuses of MLCGF and the Prospectus of LCGF, each of which is incorporated by reference, for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of MLCGF's Shares and LCGF's Shares, respectively. Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to MLCGF's and LCGF's Shares.


PURCHASES

      Shares of LCGF and MLCGF may be purchased, redeemed or exchanged any day the New York Stock Exchange (NYSE) is open. When the Funds receive your transaction request in proper form (as described in the Prospectus), it is processed at the next calculated net asset value (NAV), plus any applicable front-end sales charge (public offering price). NAV for both Funds is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.

      Purchases of both Funds may be made through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. Each Fund reserves the right to reject any request to purchase or exchange shares.

      Purchasers of both MLCGF's and LCGF's Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million. The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund, described in each Fund's Prospectus for its Class A Shares. For purchases of $1 million or more, a contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

      There is no front-end sales charge upon purchase of Class B or Class C Shares. However, upon redemption, holders of both MLCGF's and LCGF's Class B Shares may incur a contingent deferred sales charge, or CDSC. The CDSC for Class C Shares is 1% on Class C Shares redeemed within 12 months of the purchase date. The CDSC on Class B Shares varies according to the length of time the Class B Shares are held as follows:

                    CONTINGENT DEFERRED SALES CHARGE

 SHARES HELD UP TO:
 1 Year             5.50%
 2 Years            4.75%
 3 Years            4.00%
 4 Years            3.00%
 5 Years            2.00%
 6 Years            1.00%
 7 Years or More    0.00%

The CDSC is calculated using the Share price at the time of purchase or redemption, whichever is lower. The CDSC on each Fund's Class B and Class C Shares may be reduced or eliminated in the circumstances, which are identical for each Fund, described in the Prospectuses for the Funds' Class B and Class C Shares.

      The following chart shows the minimum initial and subsequent investment amounts for each Fund:

FUND                   INITIAL INVESTMENT   SUBSEQUENT INVESTMENT   SYSTEMATIC INVESTMENT PROGRAM INITIAL/SUBSEQUENT INVESTMENT
                       MINIMUM              MINIMUM                 MINIMUM
LCGF/MLCGF -  CLASS A  $1,500               $100                    $50/$50
SHARES
LCGF/MLCGF - CLASS B   $1,500               $100                    $50/$50
SHARES
LCGF/MLCGF - CLASS C   $1,500               $100                    $50/$50
SHARES

      For Trustees and Officers of the Federated MDT Funds or of the former MDT Funds, shareholders of any MDT Fund as of August 26, 2006, employees of MLCGF's Adviser, and former members of the Memorial Drive Trust, the required minimum initial investment of MLCGF shares is $1,000. Shareholders eligible to purchase Institutional Shares of MLCGF under these categories may be asked to include a written statement with their initial purchase verifying their qualification.

      Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

      In addition to purchases by wire and by check, both Funds offer the following purchase options: (i) Through an Exchange: Shareholders may purchase through an exchange from the same class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations; (ii) By Automated Clearing House
(ACH): Once you have opened your account, you may purchase additional Shares through a depository institution that is an ACH member; (iii) all classes except MLCGF's Institutional Shares can purchase Shares by using the Systematic Investment Program (SIP).


REDEMPTIONS AND EXCHANGES

      Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.

      Each Fund has an exchange privilege that allows shareholders to exchange Shares of the Fund into shares of the same class of another Federated fund.

      Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling 1-800-341-7400.


 DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES


DIVIDENDS AND DISTRIBUTIONS

      Both Funds declare and pay any dividends annually to shareholders. In addition, both Funds pay any capital gains at least annually. Dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect a cash payment.


TAX INFORMATION

      Both Funds' distributions are expected to be both dividends and capital gains. The Funds' distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending on the length of time the Funds hold its assets. Redemptions and exchanges are taxable sales.


FREQUENT TRADING

      Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in the Funds' NAV in advance of the time as of which NAV is calculated.

      Each Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES

      Each Fund's SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.



                      INFORMATION ABOUT THE REORGANIZATION


DESCRIPTION OF THE PLAN OF REORGANIZATION

      The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after June 22, 2007. On the Closing Date, all of the assets of LCGF will be transferred to MLCGF. In exchange for the transfer of these assets, MLCGF will simultaneously issue to LCGF a number of full and fractional Class A Shares, Class B Shares and Class C Shares of MLCGF equal in value to the aggregate NAV of the Class A Shares, Class B Shares and Class C Shares, respectively, of LCGF calculated as of 4:00 p.m. on the Closing Date.

      Following the transfer of its assets in exchange for Class A Shares, Class B Shares and Class C Shares of MLCGF, LCGF will distribute the Class A Shares, Class B Shares and Class C Shares of MLCGF pro rata to shareholders of record of Class A Shares, Class B Shares and Class C Shares of LCGF, respectively, in complete liquidation of LCGF. Shareholders of LCGF owning shares at the closing on the Closing Date of the Reorganization will receive a number of Class A Shares, Class B Shares or Class C Shares of MLCGF with the same aggregate value as the shareholder had in LCGF immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of LCGF's shareholders on the share records of MLCGF's transfer agent. LCGF will then be terminated. MLCGF does not issue share certificates to shareholders.

      The transfer of shareholder accounts from LCGF to MLCGF will occur automatically. It is not necessary for LCGF shareholders to take any action to effect the transfer. PLEASE DO NOT ATTEMPT TO MAKE THE TRANSFER YOURSELF. IF YOU DO SO, YOU MAY DISRUPT THE MANAGEMENT OF THE FUNDS' PORTFOLIOS, AND YOU MAY INCUR SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES THAT YOU WOULD NOT INCUR IN THE REORGANIZATION.

      The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by LCGF's shareholders; and (ii) the receipt by the FEF Trust and the MDT Trust of an opinion to the effect that the Reorganization will be tax-free to LCGF, its shareholders and MLCGF. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of either Fund determines that the Reorganization is not in the best interest of the shareholders of that Fund.

      The expenses of the Reorganization will be paid by the MLCGF's Adviser or its affiliates. Reorganization expenses include, without limitation: expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by LCGF and MLCGF; proxy solicitation costs; and other related administrative or operational costs.

      The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.


DESCRIPTION OF MLCGF SHARE CLASSES AND CAPITALIZATION

      Class A Shares, Class B Shares and Class C Shares of MLCGF to be issued to shareholders of LCGF's Class A Shares, Class B Shares and Class C Shares, respectively, under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectuses of MLCGF provided herewith for additional information about Class A Shares, Class B Shares and Class C Shares of MLCGF.

      The following tables set forth the unaudited capitalization of LCGF's and MLCGF's Class A Shares, Class B Shares and Class C Shares as of March 8, 2007 and on a pro forma combined basis after giving effect to the Reorganization as of that date:

                               FEDERATED         FEDERATED MDT LARGE CAP GROWTH   ADJUSTMENTS  FEDERATED MDT LARGE CAP GROWTH FUND
                            LARGE CAP GROWTH                  FUND                     1                        -
                                  FUND                                                                  PRO FORMA COMBINED
CLASS A SHARES:
 Net Assets 2...........)          $87,193,507                           $574,049     ___                               $87,767,556
 Net Asset Value Per                     $8.72                             $11.25     ___                                    $11.25
 Share...................
 Shares Outstanding......            9,997,708                             51,044 (2,247,174)3                            7,801,578
CLASS B SHARES:
 Net Assets2.............          $52,127,854                                 NA     ___                               $52,127,854
 Net Asset Value Per                     $8.24                                 NA     ___                                    $11.31
 Share...................
 Shares Outstanding......            6,329,618                                 NA (1,720,612)3                            4,609,006
CLASS C SHARES:
 Net Assets2.............           $8,864,505                           $308,066     ___                                $9,172,571
 Net Asset Value Per                     $8.24                             $11.12     ___                                    $11.12
 Share...................
 Shares Outstanding......            1,076,290                             27,706   (279,122)3                              824,874

_____________

1 The adjustments reflect the allocation of the aggregate net asset value of the LCGF Shares to a smaller number of MLCGF Shares to reflect the higher net asset value per share of the MLCGF Shares.

2 Does not reflect an additional $1,026,105 of net assets of Federated MDT Large Cap Growth Fund represented by the Institutional Share class.


3  Adjustment to reflect share balance as a result of combination.



FEDERAL INCOME TAX CONSEQUENCES

      As a condition to the Reorganization, MLCGF and LCGF will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

   {circle}the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and LCGF and MLCGF each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

   {circle}no gain or loss will be recognized by MLCGF upon its receipt of LCGF's assets in exchange for Class A Shares, Class B Shares and Class C Shares of MLCGF;

   {circle}no gain or loss will be recognized by LCGF upon transfer of its assets to MLCGF in exchange for MLCGF Class A Shares, Class B Shares and Class C Shares or upon the distribution of MLCGF's shares to LCGF's shareholders in exchange for their Class A Shares, Class B Shares and Class C Shares;

   {circle}no gain or loss will be recognized by shareholders of LCGF upon exchange of their Class A Shares, Class B Shares and Class C Shares for Class A Shares, Class B Shares and Class C Shares of MLCGF;

   {circle}the aggregate tax basis of the Class A Shares, Class B Shares or
      Class C Shares of MLCGF received by each shareholder of LCGF pursuant to the Plan will be the same as the aggregate tax basis of the shares of LCGF held by such shareholder immediately prior to the Reorganization;

   {circle}the holding period of MLCGF Class A Shares, Class B Shares or Class C
      Shares received by each shareholder of LCGF pursuant to the Plan will include the period during which the LCGF Class A Shares, Class B Shares or Class C Shares exchanged therefor were held by such shareholder, provided the shares of LCGF were held as capital assets on the date of the Reorganization;

   {circle}the tax basis of the assets LCGF acquired by MLCGF will be the same as the tax basis of such assets to LCGF immediately prior to the Reorganization; and

   {circle}the holding period of LCGF's assets in the hands of MLCGF will include the period during which those assets were held by MLCGF.

       As of October 31, 2006, LCGF had a capital loss carry-forward of $408,159,270. LCGF used capital loss carry-forwards of $15,898,167 to offset taxable capital gains realized during the year ended October 31, 2006. The final amount of the unutilized capital loss carryover for LCGF is subject to change and will not be determined until the time of the Reorganization. It is anticipated that any capital loss carryover for LCGF, which was generated prior to the Reorganization and which is unutilized as of the time of the Reorganization, will not be subject to an annual limitation on use because it is anticipated that the Reorganization will not result in an "ownership change" under Section 382 of the Code with respect to LCGF. Accordingly, the capital loss carry-forward of LCGF should be available to offset the capital gains of MLCGF after the Reorganization without any limitation on its use under Section 382 of the Code.

      The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on MLCGF, LCGF or LCGF's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Shareholders of LCGF should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

      Before the Reorganization, LCGF may distribute ordinary income and realized capital gains, if any, to shareholders.


COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

      Federated MDT Large Cap Growth Fund is a portfolio of Federated MDT Series (the "MDT Trust"), while Federated Large Cap Growth Fund is a portfolio of Federated Equity Funds (the "FEF Trust"). Both the MDT Trust and the FEF Trust are open-end, management investment companies, each comprised of multiple portfolios that were established as business trusts under the laws of the Commonwealth of Massachusetts. The rights of shareholders of MLCGF and LCGF are defined by Declaration of Trust and Bylaws of the Trust of which they are portfolios and by the laws of the Commonwealth of Massachusetts. The rights of the shareholders of the two Funds relating to voting, distributions and redemptions, are substantively similar. The chart below describes some of the differences between your rights as a shareholder of LCGF and your rights as a shareholder of MLCGF.

  CATEGORY                                            LARGE CAP GROWTH FUND                                           MDT LARGE CAP
                                                                                                                       GROWTH FUND
PREEMPTIVE    None                                                                                                   None
RIGHTS
PREFERENCES   None                                                                                                   None
APPRAISAL     None                                                                                                   None
RIGHTS
CONVERSION    None                                                                                                   None
RIGHTS
EXCHANGE      None                                                                                                   None
RIGHTS (other
than the
right to
exchange for
shares of the
same class of
other
Federated
mutual funds
as provided
in the Funds'
prospectuses)
MINIMUM       Class A Shares - $1,500                                                                                Class A Shares
ACCOUNT SIZE  Class B Shares - $1,500                                                                                - $1,500
              Class C Shares - $1,500                                                                                Class B Shares
                                                                                                                     - $1,500
                                                                                                                     Class C Shares
                                                                                                                     - $1,500
                                                                                                                     Institutional
                                                                                                                     Shares -
                                                                                                                     $25,000
ANNUAL        Not required                                                                                           Not required
MEETINGS
RIGHT TO CALL Shall be called upon the written request of the holders of at least 10% of outstanding shares of the   Shall be called
SHAREHOLDER   Fund entitled to vote at the meeting.                                                                  upon the
MEETINGS                                                                                                             written request
                                                                                                                     of the holders
                                                                                                                     of at least 10%
                                                                                                                     of outstanding
                                                                                                                     shares of the
                                                                                                                     Fund entitled
                                                                                                                     to vote at the
                                                                                                                     meeting.
NOTICE OF     Mailed to each shareholder entitled to vote at least 15 days before the meeting.                       Mailed to each
MEETINGS                                                                                                             shareholder
                                                                                                                     entitled to
                                                                                                                     vote at least
                                                                                                                     15 days before
                                                                                                                     the meeting.
RECORD DATE   The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date  The Board of
FOR MEETINGS  for determining Shareholders entitled to notice of and to vote at any meeting of shareholders.         Trustees may
                                                                                                                     fix a date not
                                                                                                                     more than 90
                                                                                                                     days before the
                                                                                                                     meeting date as
                                                                                                                     the record date
                                                                                                                     for determining
                                                                                                                     Shareholders
                                                                                                                     entitled to
                                                                                                                     notice of and
                                                                                                                     to vote at any
                                                                                                                     meeting of
                                                                                                                     shareholders.
QUORUM FOR    Except when otherwise required by law, the presence in person or by proxy of the holders of one-fourth  Except when
MEETINGS      of the shares entitled to vote constitutes a quorum at any meeting of shareholders.                    otherwise
                                                                                                                     required by
                                                                                                                     law, the
                                                                                                                     presence in
                                                                                                                     person or by
                                                                                                                     proxy of the
                                                                                                                     holders of one-
                                                                                                                     third of the
                                                                                                                     shares entitled
                                                                                                                     to vote
                                                                                                                     constitutes a
                                                                                                                     quorum at any
                                                                                                                     meeting of
                                                                                                                     shareholders.
VOTE REQUIRED A plurality of votes at the meeting. Cumulative voting is not permitted.                               A plurality of
FOR ELECTION                                                                                                         votes cast at
OF TRUSTEES                                                                                                          the meeting.
                                                                                                                     Cumulative
                                                                                                                     voting is not
                                                                                                                     permitted
ADJOURNMENT   In the absence of a quorum, a majority of those shareholders present in person or by proxy may adjourn In the absence
OF MEETINGS   the meeting from time to time without further notice than by announcement at the meeting until a       of a quorum, a
              quorum shall be present.                                                                               plurality of
                                                                                                                     the shares
                                                                                                                     present in
                                                                                                                     person or by
                                                                                                                     proxy may
                                                                                                                     adjourn the
                                                                                                                     meeting from
                                                                                                                     time to time
                                                                                                                     without further
                                                                                                                     notice than by
                                                                                                                     announcement at
                                                                                                                     the meeting
                                                                                                                     until a quorum
                                                                                                                     shall be
                                                                                                                     present.
REMOVAL OF    A Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the         A Trustee may
TRUSTEES BY   outstanding shares.                                                                                    be removed at
SHAREHOLDERS                                                                                                         any special
                                                                                                                     meeting of
                                                                                                                     shareholders by
                                                                                                                     a vote of two-
                                                                                                                     thirds of the
                                                                                                                     outstanding
                                                                                                                     shares.
PERSONAL      Provided they have acted under the belief that their actions are in the best interest of the Trust,    Trustees and
LIABILITY OF  the Trustees and officers shall not be responsible for or liable in any event for neglect or           officers of the
OFFICERS AND  wrongdoing by them or any officer, agent, employee, investment adviser or principal underwriter of the Trust shall be
TRUSTEES      Trust or of any entity providing administrative services to the Trust, but nothing herein contained    liable for the
              shall protect any Trustee or officer against any liability to which he would otherwise be subject by   their willful
              reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties         misfeasance,
              involved in the conduct of his office.                                                                 bad faith,
                                                                                                                     gross
                                                                                                                     negligence or
                                                                                                                     reckless
                                                                                                                     disregard of
                                                                                                                     the duties
                                                                                                                     involved in the
                                                                                                                     conduct of the
                                                                                                                     office of
                                                                                                                     Trustee or
                                                                                                                     officer, as the
                                                                                                                     case may be,
                                                                                                                     and for nothing
                                                                                                                     else.
PERSONAL      Under certain circumstances, shareholders may be held personally liable as partners under              Under certain
LIABILITY OF  Massachusetts law for obligations of the Trust.  To protect its shareholders, the Trust has filed      circumstances,
SHAREHOLDERS  legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts  shareholders
              or obligations of the Trust.                                                                           may be held
              In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust   personally
              is required by the Declaration of Trust to use its property to protect or compensate the shareholder.  liable as
              On request, the Trust will defend any claim made and pay any judgment against a shareholder for any    partners under
              act or obligation of the Trust.  Therefore, financial loss resulting from liability as a shareholder   Massachusetts
              will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay      law for
              judgments against them.                                                                                obligations of
                                                                                                                     the Trust.  To
                                                                                                                     protect its
                                                                                                                     shareholders,
                                                                                                                     the Trust has
                                                                                                                     filed legal
                                                                                                                     documents with
                                                                                                                     Massachusetts
                                                                                                                     that expressly
                                                                                                                     disclaim the
                                                                                                                     liability of
                                                                                                                     its
                                                                                                                     shareholders
                                                                                                                     for acts or
                                                                                                                     obligations of
                                                                                                                     the Trust.
                                                                                                                     In the unlikely
                                                                                                                     event a
                                                                                                                     shareholder is
                                                                                                                     held personally
                                                                                                                     liable for the
                                                                                                                     Trust's
                                                                                                                     obligations,
                                                                                                                     the Trust is
                                                                                                                     required by the
                                                                                                                     Declaration of
                                                                                                                     Trust to use
                                                                                                                     its property to
                                                                                                                     protect or
                                                                                                                     compensate the
                                                                                                                     shareholder. On
                                                                                                                     request, the
                                                                                                                     Trust will
                                                                                                                     defend any
                                                                                                                     claim made and
                                                                                                                     pay any
                                                                                                                     judgment
                                                                                                                     against a
                                                                                                                     shareholder for
                                                                                                                     any act or
                                                                                                                     obligation of
                                                                                                                     the Trust.
                                                                                                                     Therefore,
                                                                                                                     financial loss
                                                                                                                     resulting from
                                                                                                                     liability as a
                                                                                                                     shareholder
                                                                                                                     will occur only
                                                                                                                     if the Trust
                                                                                                                     itself cannot
                                                                                                                     meet its
                                                                                                                     obligations to
                                                                                                                     indemnify
                                                                                                                     shareholders
                                                                                                                     and pay
                                                                                                                     judgments
                                                                                                                     against them.
NUMBER OF     Unlimited; no par value.                                                                               Unlimited; no
AUTHORIZED                                                                                                           par value.
SHARES; PAR
VALUE

 INFORMATION ABOUT FEDERATED MDT LARGE CAP GROWTH FUND AND FEDERATED LARGE CAP
                                  GROWTH FUND


WHERE TO FIND ADDITIONAL INFORMATION

      Information about LCGF is included in its Prospectus and its SAI dated December 31, 2006, each of which is incorporated herein by reference. Information about MLCGF's Class A Shares and Class C Shares is included in its Prospectus for these classes dated December 11, 2006, and information about MLCGF's Class B Shares is included in its Prospectus for this class dated March 28, 2007, each of which is incorporated herein by reference, and information concerning all classes is included in MLCGF's SAI dated December 11, 2006 (Revised March 28, 2007), which is incorporated herein by reference. A copy of the Prospectuses for the Class A Shares and Class C Shares or the Class B Shares, as appropriate, of MLCGF accompanies this Prospectus/Proxy Statement. Copies of the SAI of MLCGF, the Prospectus and SAI of LCGF and the SAI dated May 2, 2007 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Prospectuses and SAIs of LCGF and MLCGF are also available electronically at Federated's website at FederatedInvestors.com.

      The MDT Trust, on behalf of MLCGF, and the FEF Trust, on behalf of LCGF, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements and other information filed by the MDT Trust on behalf of MLCGF and by the FEF Trust on behalf of LCGF, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).


LEGAL PROCEEDINGS

      Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

      Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

      The board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.


   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE
                      AGREEMENT AND PLAN OF REORGANIZATION.


              ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

       Proxies are being solicited by the Board of Trustees of the FEF Trust, on behalf of its portfolio LCGF. The proxies will be voted at the special meeting of shareholders of LCGF to be held at 2:00 p.m. (Eastern Time) on June 22, 2007 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by MLCGF's Adviser or its affiliates. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of MLCGF's Adviser or its affiliates or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about May 14, 2007, to shareholders of record at the close of business on April 24, 2007 (the "Record Date").

      LCGF's Annual Report, which includes audited financial statements for its fiscal year ended October 31, 2006, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended April 30, 2006, were previously mailed to shareholders of LCGF. MLCGF's Annual Report, which includes audited financial statements for its fiscal year ended July 31, 2006, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended January 31, 2006, were previously mailed to shareholders of MLCGF or its predecessor fund. LCGF and MLCGF will each promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or the Semi-Annual Report. Requests for Annual Reports or Semi-Annual Reports for MLCG or LCGF may be made by writing to the Funds' principal executive offices or by calling the toll-free telephone number, 1-800-341-7400. The principal executive office for both Funds is located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. Except for MLCGF's Annual Report, which was issued by its predecessor fund, these reports are also available electronically at Federated's website at FederatedInvestors.com.


PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Class A, Class B and Class C Share of LCGF is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of MLCGF are not being solicited since their approval is not required in order to effect the Reorganization.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the FEF Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

      In order to hold the Special Meeting, a "quorum" of shareholders of LCGF must be present. Due to the requirements of the 1940 Act discussed in the next paragraph, holders of majority of the total number of Class A, Class B and Class C Shares of LCGF entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization. Holders of one-fourth of the total number of Class A, Class B and Class C Shares of LCGF entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of transacting any other business which may properly come before the meeting..

      Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act. This vote requires the lesser of (A) 67% or more of the Class A, Class B and Class C Shares of LCGF present at the meeting, voting together as a single class, if the shareholders of more than 50% of the outstanding Class A, Class B and Class C Shares of LCGF are present or represented by proxy; or (B) more than 50% of the outstanding Class A, Class B and Class C Shares of LCGF, voting together as a single class.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

      If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.


SHARE OWNERSHIP OF THE FUNDS

      Officers and Directors of the Trust own less than 1% of each class of LCGF's outstanding shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of each class of LCGF:



CLASS A SHARES: The following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Class A Shares: Edward Jones & Co., Maryland Heights, MO, owned approximately 1,937,361 Shares (21.49%).

CLASS B SHARES: The following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Class B Shares: Pershing LLC, Jersey City, NJ, owned approximately 674,046 Shares (11.14 %) and Edward Jones & Co., Maryland Heights, MO, owned approximately 515,108 Shares (8.51%).

CLASS C SHARES: The following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Class C Shares: MLPF&S, Jacksonville, FL owned approximately 110,584 Shares (10.98%), Edward Jones & Co., Maryland Heights, MO, owned approximately 60,762 Shares (6.03%) and Pershing LLC, Jersey City, NJ, owned approximately 64,512 Shares (6.41%).



      Officers and Trustees of MLCGF own less than 1% of each class of MLCGF's outstanding shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of each class of MLCGF:



CLASS A SHARES: The following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Class A Shares: Edward Jones & Co., Maryland Heights, MO, owned approximately 28,638 Shares (26.13%), Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 15,011 Shares (13.70%), Pershing LLC, Jersey City, NJ, owned approximately 12,967 Shares (11.83%) and LPL Financial Services, San Diego, CA, owned approximately 5,775 Shares (5.27%).

CLASS B SHARES:  New Class.  None.

CLASS C SHARES: The following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Class C Shares: Edward Jones & Co., Maryland Heights, MO, owned approximately 3,486 Shares (11.49%) and Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 14,973 Shares (49.32%).

INSTITUTIONAL SHARES: The following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Institutional Shares: The Beechwood Company, Pittsburgh, PA, owned approximately 39,811 Shares (35.97%), State Street Bank and Trust Company, Portland, ME, owned approximately 23,341 Shares (21.09%), The Beechwood Company, Pittsburgh, PA, owned approximately 19,911 Shares (17.99%), The Ballyferriter Trust, Pittsburgh, PA, owned approximately 6,418 Shares (5.80%) and The Ballyferriter Trust II, Pittsburgh, PA, owned approximately 5,999 Shares (5.42%).



Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Edward Jones & Co. is organized in the state of Missouri and is a subsidiary of Jones Financial Companies; organized in the state of Missouri.

Merrill Lynch Pierce Fenner & Smith is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co., Inc.; organized in the state of Delaware.

State Street Bank and Trust Company is organized in the state of Massachusetts and is a subsidiary of State Street Corporation; organized in the state of Massachusetts.


INTERESTS OF CERTAIN PERSONS

       Each Fund is managed by its Adviser. Both Advisers are subsidiaries of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of both the FEF Trust and the MDT Trust.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      LCGF is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Equity Funds, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of LCGF.


 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.


                                             By Order of the Board of Directors,

                                                           /s/ John W. McGonigle
                                                    John W. McGonigle, Secretary



May 2, 2007

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                    BETWEEN

             FEDERATED MDT SERIES, WITH RESPECT TO ITS PORTFOLIO,

                      FEDERATED MDT LARGE CAP GROWTH FUND

                                      AND

             FEDERATED EQUITY FUNDS, WITH RESPECT TO ITS PORTFOLIO,

                        FEDERATED LARGE CAP GROWTH FUND

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 1st day of May 2007, by and between FEDERATED MDT SERIES, a Massachusetts business trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "MDT Trust"), with respect to its portfolio, FEDERATED MDT LARGE CAP GROWTH FUND (the "Acquiring Fund"), and FEDERATED EQUITY FUNDS, a Massachusetts business trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "FEF Trust" and, collectively with the MDT Trust, the "Trusts"), with respect to its portfolio, FEDERATED LARGE CAP GROWTH FUND (the "Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").


                                    RECITALS

      This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, Class B Shares, Class C Shares of the Acquiring Fund ("Acquiring Fund Shares"); and
(ii) the distribution of Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund to the holders of Class A Shares, Class B Shares and Class C Shares, respectively, of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

      WHEREAS, the Acquired Fund is a separate portfolio of the FEF Trust, the Trusts are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, each of the Acquiring Fund and the Acquired Fund is authorized to issue its respective shares of beneficial interest;

      WHEREAS, the Trustees of the MDT Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

      WHEREAS, the Trustees of the FEF Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.


                                   AGREEMENT

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


                                   ARTICLE I


            TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR


           ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund:

             (a) the number of full and fractional Class A Shares of the Acquiring Fund determined by multiplying (i) the outstanding Class A Shares of the Acquired Fund by (ii) the ratio computed by dividing (x) the net asset value per Class A Share of the Acquired Fund by (y) the net asset value per Class A Share of the Acquiring Fund;

            (a) the number of full and fractional Class B Shares of the Acquiring Fund determined by multiplying (i) the outstanding Class B Shares of the Acquired Fund by (ii) the ratio computed by dividing (x) the net asset value per Class B Share of the Acquired Fund by (y) the net asset value per Class B Share of the Acquiring Fund; and

            (a) the number of full and fractional Class C Shares of the Acquiring Fund determined by multiplying (i) the outstanding Class C Shares of the Acquired Fund by (ii) the ratio computed by dividing (x) the net asset value per Class C Share of the Acquired Fund by (y) the net asset value per Class C Share of the Acquiring Fund;

in each case computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Class A Shares of the Acquired Fund will receive Class A Shares of the Acquiring Fund, holders of the Class B Shares of the Acquired Fund will receive Class B Shares of the Acquiring Fund, and holders of the Class C Shares of the Acquired Fund will receive Class C Shares of the Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

      The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than as the result of changes in the market values of securities or otherwise occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

      1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to the shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), of its Class A Shares, Class B Shares and Class C Shares, respectively, all of the Acquiring Fund Class A Shares, Class B Shares and Class C Shares, respectively, received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

      1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

      1.8 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

      1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.


                                   ARTICLE II


                                   VALUATION

      2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund's Class A Shares, Class B Shares and Class C Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of each class of the Acquired Fund by
(b) the ratio computed by (x) dividing the net asset value per share of such class of the Acquired Fund by (y) the net asset value per share of the corresponding class, as provided in paragraph 1.1, of Acquiring Fund Shares, determined in accordance with paragraph 2.2.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.


                                  ARTICLE III


                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing shall occur on or about June 22, 2007, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

      3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

      3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange ("NYSE") or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

      3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the FEF Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts, officers certificates, transfer agent certificates, custodian certificates, opinions, and other certificates and documents, if any, as such other party or its counsel may reasonably request.


                                   ARTICLE IV


                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The FEF Trust, on behalf of the Acquired
Fund, represents and warrants to the MDT Trust as follows:

            a) The Acquired Fund is a legally designated, separate portfolio of a trust duly organized, validly existing, and in good standing under the laws of Massachusetts.

            b) The FEF Trust is registered as an open-end management investment company under the 1940 Act, and the FEF Trust's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

            c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            d) The Acquired Fund is not in violation, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation, of any provision of the FEF Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

            e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

            f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially
      and adversely affect its   financial condition, the conduct of its
      business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            g) The financial statements of the Acquired Fund as of October 31, 2006, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and audited by KPMG LLP, independent registered public accountants, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

            h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

            i) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

            k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances of which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

            l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the FEF Trust. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the FEF Trust, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            m) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall comply in all material respects with federal securities and other laws and regulations and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

            n) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

            o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Massachusetts law for the execution of this Agreement by the FEF Trust or the performance of this Agreement by the FEF Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The MDT Trust, on behalf of the
Acquiring Fund, represents and warrants to the FEF Trust as follows:

            a) The MDT Trust is a legally designated business trust duly organized, validly existing, and in good standing under the laws of Massachusetts.

            b) The MDT Trust is registered as an open-end management investment company under the 1940 Act, and the MDT Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

            d) The Acquiring Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of the MDT Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

            e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

            f) The financial statements of the Acquiring Fund as of July 31, 2006, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and audited by Ernst & Young LLP, independent registered public accountants, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

            g) The unaudited financial statements of the Acquiring Fund as of January 31, 2007, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

            h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

            i) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

            j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the MDT Trust, and this Agreement constitutes a valid and binding obligation of the MDT Trust, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            k) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

            l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall comply in all material respects with federal securities and other laws and regulations and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

            m) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

            n) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the MDT Trust or the performance of the Agreement by the MDT Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

            o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


                                   ARTICLE V


             COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date; it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

      5.2 APPROVAL OF SHAREHOLDERS. The FEF Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

      5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

      5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the FEF Trust's Treasurer.

      5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The MDT Trust will review and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14, and the proxy materials for inclusion therein in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein (the "Proxy Materials").

      5.8 On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.


                                   ARTICLE VI


            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the MDT Trust and the Acquiring Fund of all the obligations to be performed by them pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

      6.1 All representations, covenants, and warranties of the MDT Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The MDT Trust shall have delivered to the Acquired Fund a certificate executed in the MDT Trust's name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.


                                  ARTICLE VII


           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by FEF Trust and the Acquired Fund of all the obligations to be performed by them pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

      7.1 All representations, covenants, and warranties of FEF Trust and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The FEF Trust shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the FEF Trust's name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the FEF Trust.


                                  ARTICLE VIII


               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE


                        ACQUIRING FUND AND ACQUIRED FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the FEF Trust's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The parties shall have received an opinion of Dickstein Shapiro LLP substantially to the effect that for federal income tax purposes:

      a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of
            Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

      b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

      c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

      d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

      e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

      f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

       Such opinion shall be based on customary assumptions and such representations as Dickstein Shapiro LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.


                                   ARTICLE IX


                                    EXPENSES

      Federated Equity Management Company of Pennsylvania, Federated MTDA LLC or their affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's participation in the Reorganization, provided, however, that the Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees;
(e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.


                                   ARTICLE X


                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The MDT Trust, on behalf of the Acquiring Fund and the FEF Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

      10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.


                                   ARTICLE XI


                                  TERMINATION

      This Agreement may be terminated by the mutual agreement of the MDT Trust and the FEF Trust. In addition, either the MDT Trust or the FEF Trust may at its option terminate this Agreement at or before the Closing Date due to:

      a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

      b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

      c) a determination by a party's Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of Acquired Fund or the Acquiring Fund, and notice given to the other party hereto.

      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the MDT Trust, the Acquired Fund, the FEF Trust, or their respective trustees or officers, to the other party or its trustees or officers.


                                  ARTICLE XII


                                   AMENDMENTS

      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the MDT Trust and the FEF Trust as specifically authorized by their respective Boards of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


                                  ARTICLE XIII


               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;


                            LIMITATION OF LIABILITY

      13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflict of laws rules of that or any other jurisdiction.

      13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                              FEDERATED EQUITY FUNDS
                                              on behalf of its portfolio,
                                              Federated Large Cap Growth Fund

                                              /s/ John W. McGonigle
                                              John W. McGonigle, Secretary




                                              FEDERATED MDT SERIES
                                              on behalf of its portfolio,
                                              Federated MDT Large Cap Growth
                                              Fund

                                              /s/ John W. McGonigle
                                              John W. McGonigle, Secretary






                                    16





KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Large Cap Growth Fund (the "Fund"), a portfolio of Federated Equity Funds (the "Trust"), hereby designate and appoint Nelson Winter, Catherine Ryan, Seana Banks, Megan Clement and Erin Dugan, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 22, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7000, at 2:00 p.m. (Eastern Time) and at any adjournment thereof.

The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting in accordance with the choices made on this ballot. If no choice is indicated as to a proposal, this proxy will be voted affirmatively on the matters. The proxies may vote in their discretion on any other matter which may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.



PROPOSAL:   To approve or disapprove a proposed Agreement and Plan of
            Reorganization pursuant to which Federated MDT Large Cap Growth Fund would acquire all of the assets of Federated Large Cap Growth Fund in exchange for Class A Shares, Class B Shares, Class C Shares and
            Institutional Shares of Federated MDT Large Cap Growth Fund to be distributed pro rata by Federated Large Cap Growth Fund in complete liquidation and termination of Federated Large Cap Growth Fund.

            FOR                [   ]



            AGAINST            [   ]


            ABSTAIN            [   ]






                               YOUR VOTE IS IMPORTANT
                         Please complete, sign and return this card as soon as possible.



                                           Dated


                                           Signature


                                           Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.









                                      - 1 -








                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 2, 2007


                          ACQUISITION OF THE ASSETS OF

                        FEDERATED LARGE CAP GROWTH FUND,
                     A PORTFOLIO OF FEDERATED EQUITY FUNDS

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-341-7400

  BY AND IN EXCHANGE FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES OF

                      FEDERATED MDT LARGE CAP GROWTH FUND,
                      A PORTFOLIO OF FEDERATED MDT SERIES

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-341-7400

















This Statement of Additional Information dated May 2, 2007, is not a prospectus. A Prospectus/Proxy Statement dated May 2, 2007, related to the above-referenced matter may be obtained from Federated Large Cap Growth Fund by writing or calling Federated Large Cap Growth Fund at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.


                               TABLE OF CONTENTS

                                                                                   Page

1. Statement of Additional Information of Federated Large Cap Growth Fund, a
   portfolio of Federated Equity Funds, dated December 31, 2006 (incorporated
   by reference)                                                                     3

2. Statement of Additional Information of Federated MDT Large Cap Growth Fund, a
   portfolio of Federated MDT Series, dated December 11, 2006 (Revised March 28,
   2007) (incorporated by reference)                                                 3

3. Audited  Financial Statements of Federated Large Cap Growth Fund, a portfolio
   of Federated Equity Funds, dated October 31, 2006 (incorporated by reference)     3

4. Audited Financial Statements of MDT Large Cap Growth Fund, a portfolio of MDT
   Funds, dated July 31, 2006 (incorporated by reference)                            3

5.  Unaudited Semi-Annual Financial Statements of Federated MDT Large Cap Growth
    Fund, a portfolio of Federated MDT Series, dated January 31, 2007
   (incorporated by reference)                                                       3

6.  Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund, Pro
    Forma Financial Statements for the Period Ended July 31, 2006 (unaudited):
    Introduction                                                                     4
       Pro Forma Combining Portfolio of Investments, July 31, 2006 (unaudited)       5
       Pro Forma Combining Statements of Assets and Liabilities, Period Ended
          July 31, 2006 (unaudited)                                                 11
       Pro Forma Combining Statements of Operations, Period Ended July 31, 2006
          (unaudited)                                                               13
       Notes to Pro Forma Financial Statements, for the Period Ended
          July 31, 2006 (unaudited)                                                 15
7.  Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund, Pro Forma Financial
    Statements for the Six Months Ended January 31, 2007 (unaudited):
       Introduction                                                                 19
       Pro Forma Combining Portfolio of Investments, January 31, 2007 (unaudited)   20
       Pro Forma Combining Statements of Assets and Liabilities, Period Ended
          January 31, 2007 (unaudited)                                              26
       Pro Forma Combining Statements of Operations, Period Ended
          January 31, 2007 (unaudited)                                              28
       Notes to Pro Forma Financial Statements, for the Period Ended
          January 31, 2007 (unaudited)                                              30

                     INFORMATION INCORPORATED BY REFERENCE

      The Statement of Additional Information of Federated Large Cap Growth Fund, a portfolio of Federated Equity Funds, dated December 31, 2006, is incorporated by reference to Federated Equity Funds, Post-Effective Amendment No. 79 to its Registration Statement on Form N-1A (File No. 811-4017), which was filed with the Securities and Exchange Commission on or about December 29, 2006. A copy may be obtained from the Federated Large Cap Growth Fund at 1-800-341-7400.

      The Statement of Additional Information of Federated MDT Large Cap Growth Fund, a portfolio of Federated MDT Series, dated December 11, 2006 (Revised March 15, 2007), is incorporated by reference to Federated MDT Series Post-Effective Amendment No. 02 to its Registration Statement on Form N-1A (File No. 811-21904), which was filed with the Securities and Exchange Commission on or about December 12, 2006. A copy may be obtained from the Federated MDT Large Cap Growth Fund at 1-800-341-7400.

      The audited financial statements of Federated Large Cap Growth Fund, dated October 31, 2006, are incorporated by reference to the Annual Report to shareholders of Federated Large Cap Growth Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 29, 2006.

      The audited financial statements of MDT Large Cap Growth Fund, dated July 31, 2006, are incorporated by reference to the Annual Report to shareholders of MDT Large Cap Growth Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 30, 2006.

       The unaudited financial statements of MDT Large Cap Growth Fund, dated January 31, 2007, are incorporated by reference to the Semi-Annual Report to shareholders of MDT Large Cap Growth Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about March 29, 2007.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED JULY 31, 2006 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund (individually referred to as the "Fund" or collectively as the "Funds"), for the period ended July 31, 2006. MDT Large Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Large Cap Growth Fund as of the close of business on December 8, 2006. Prior to the reorganization, Federated MDT Large Cap Growth Fund had no investment operations. Federated MDT Large Cap Growth Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from September 15, 2005 (date of initial public investment of the Predecessor Fund) to July 31, 2006. These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 2006.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Federated Large Cap Growth Fund for Class A Shares, Class B Shares and Class C Shares of Federated MDT Large Cap Growth Fund. Under generally accepted accounting principles, Federated MDT Large Cap Growth Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

FEDERATED LARGE CAP GROWTH FUND
FEDERATED MDT LARGE CAP GROWTH FUND
PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JULY 31, 2006 (UNAUDITED)

 FEDERATED   FEDERATED MDT    PRO FORMA                                                 FEDERATED    FEDERATED MDT     PRO FORMA
 LARGE CAP  LARGE CAP GROWTH  COMBINED                                                  LARGE CAP   LARGE CAP GROWTH   COMBINED
GROWTH FUND     FUND (1)                                                               GROWTH FUND      FUND (1)

    SHARES OR PRINCIPAL                                                                   VALUE
    AMOUNT
COMMON STOCKS - 98.9%
AEROSPACE & DEFENSE - 2.8%
  26,000           0           26,000    Lockheed Martin Corp.                           $2,071,680               $0    $2,071,680
     0            325            325     Raytheon Co.                                             0           14,648        14,648
  40,000           0           40,000    United Technologies Corp.                        2,487,600                0     2,487,600
                                             Total                                        4,559,280           14,648     4,573,928
AIR FREIGHT & LOGISTICS -
0.8%
  30,000          220          30,220    Expeditors International Washington, Inc.        1,364,100           10,003     1,374,103
BEVERAGES - 2.7%
     0             64            64      (2)Hansen Natural Corp.                                  0            2,943         2,943
  70,000           0           70,000    PepsiCo, Inc.                                    4,436,600                0     4,436,600
                                              Total                                       4,436,600            2,943     4,439,543
BIOTECHNOLOGY - 7.3%
  80,000           0           80,000    (2)Amgen, Inc.                                   5,579,200                0     5,579,200
     0             64            64      (2)Celgene Corp.                                         0            3,065         3,065
  45,000          229          45,229    (2)Genentech, Inc.                               3,636,900           18,508     3,655,408
  45,000          376          45,376    (2)Gilead Sciences, Inc.                         2,766,600           23,116     2,789,716
                                              Total                                      11,982,700           44,689    12,027,389
CAPITAL MARKETS - 4.0%
  28,000           15          28,015    Goldman Sachs Group, Inc.                        4,277,000            2,291     4,279,291
  35,000           0           35,000    Morgan Stanley                                   2,327,500                0     2,327,500
                                              Total                                       6,604,500            2,291     6,606,791
CHEMICALS - 2.1%
  90,000           0           90,000    Celanese Corp.                                   1,728,900                0     1,728,900
     0             36            36      Scotts Co.                                               0            1,412         1,412
  33,000           0           33,000    Praxair, Inc.                                    1,809,720                0     1,809,720
                                              Total                                       3,538,620            1,412     3,540,032
COMMERCIAL SERVICES &
SUPPLIES - 1.0%
     0             19            19      Corporate Executive Board Co.                            0            1,786         1,786
     0            122            122     Pitney Bowes, Inc.                                       0            5,041         5,041
     0            131            131     Robert Half International, Inc.                          0            4,239         4,239
  50,000           0           50,000    Waste Management, Inc.                           1,719,000                0     1,719,000
                                              Total                                       1,719,000           11,066     1,730,066
COMMUNICATIONS EQUIPMENT -
4.8%
  90,000           0           90,000    (2)Cisco Systems, Inc                            1,606,500                0     1,606,500
  130,000          0           130,000   Motorola, Inc.                                   2,958,800                0     2,958,800
  95,000          807          95,807    Qualcomm, Inc.                                   3,349,700           28,455     3,378,155
                                             Total                                        7,915,000           28,455     7,943,455
COMPUTERS & PERIPHERALS -
2.9%
  70,000          248          70,248    (2)Apple, Inc.                                   4,757,200           16,854     4,774,054
     0            363            363     IBM Corp.                                                0           28,100        28,100
                                              Total                                       4,757,200           44,954     4,802,154
CONSTRUCTION & ENGINEERING -
1.6%
  30,000           0           30,000    Fluor Corp.                                      2,634,900                0     2,634,900
CONSTRUCTION MATERIALS -
0.0%
     0             40            40      Martin Marietta Materials                                0            3,221         3,221
CONSUMER FINANCE - 2.1%
  45,000           0           45,000    Capital One Financial Corp.                      3,480,750                0     3,480,750
     0             35            35      (2)First Marblehead Corp.                                0            1,603         1,603
                                             Total                                        3,480,750            1,603     3,482,353
DIVERSIFIED FINANCIAL
SERVICES - 1.0%
     0             42            42      (2)CBOT Holdings, Inc.                                   0            5,263         5,263
  37,000           0           37,000    CIT Group, Inc.                                  1,698,670                0     1,698,670
     0             39            39      Chicago Mercantile Exchange Holdings, Inc.               0           17,987        17,987
                                              Total                                       1,698,670           23,250     1,721,920
ELECTRIC UTILITIES - 1.6%
     0            110            110     (2)Allegheny Energy, Inc.                                0            4,516         4,516
  65,000           0           65,000    Edison International                             2,689,700                0     2,689,700
                                             Total                                        2,689,700            4,516     2,694,216
ELECTRONIC EQUIPMENT - 1.7%
  35,000           0           35,000    Emerson Electric Co.                             2,762,200                0     2,762,200
ELECTRONIC EQUIPMENT &
INSTRUMENTS - 0.0%
     0             42            42      Amphenol Corp., Class A                                  0            2,355         2,355
ENERGY EQUIPMENT & SERVICES
- 6.4%
     0            110            110     Baker Hughes, Inc.                                       0            8,795         8,795
     0             91            91      Diamond Offshore Drilling, Inc.                          0            7,183         7,183
     0             83            83      ENSCO International, Inc.                                0            3,836         3,836
  45,000           53          45,053    GlobalSantaFe Corp.                              2,471,850            2,911     2,474,761
  75,000          176          75,176    Halliburton Co.                                  2,502,000            5,871     2,507,871
     0             24            24      Helmerich & Payne, Inc.                                  0              664           664
     0             38            38      (2)National-Oilwell, Inc.                                0            2,548         2,548
  20,000          355          20,355    Schlumberger Ltd.                                1,337,000           23,732     1,360,732
  22,000           0           22,000    (2)Transocean Sedco Forex, Inc.                  1,699,060                0     1,699,060
  55,000           0           55,000    (2)Weatherford International Ltd.                2,576,200                0     2,576,200
                                             Total                                       10,586,110           55,540    10,641,650
FOOD & STAPLES RETAILING -
2.5%
  80,000           0           80,000    CVS Corp.                                        2,617,600                0     2,617,600
     0            642            642     Wal-Mart Stores, Inc.                                    0           28,569        28,569
  25,000           0           25,000    Whole Foods Market, Inc.                         1,437,750                0     1,437,750
                                             Total                                        4,055,350           28,569     4,083,919
FOOD PRODUCTS - 1.6%
  60,000           0           60,000    Archer-Daniels-Midland Co.                       2,640,000                0     2,640,000
HEALTH CARE EQUIPMENT &
SUPPLIES - 0.0%
     0             29            29      Hillenbrand Industries, Inc.                             0            1,440         1,440
HEALTH CARE PROVIDERS &
SERVICES - 4.0%
     0            150            150     Aetna, Inc.                                              0            4,723         4,723
  20,000           0           20,000    CIGNA Corp.                                      1,825,000                0     1,825,000
     0            272            272     Caremark Rx, Inc.                                        0           14,362        14,362
  40,000          138          40,138    (2)Express Scripts, Inc., Class A                3,081,200           10,630     3,091,830
     0             12            12      (2)Humana, Inc.                                          0              671           671
  36,000           0           36,000    UnitedHealth Group, Inc.                         1,721,880                0     1,721,880
                                             Total                                        6,628,080           30,386     6,658,466
HOTELS, RESTAURANTS &
LEISURE - 3.8%
  25,000           0           25,000    Harrah's Entertainment, Inc.                     1,502,750                0     1,502,750
     0            331            331     (2)Las Vegas Sand Corp.                                  0           20,532        20,532
  45,000          128          45,128    (2)MGM Mirage                                    1,599,300            4,549     1,603,849
  62,000           0           62,000    Marriott International, Inc. Class A             2,181,160                0     2,181,160
  27,000           0           27,000    McDonald's Corp.                                   955,530                0       955,530
     0            655            655     (2)Starbucks Corp.                                       0           22,440        22,440
                                              Total                                       6,238,740           47,521     6,286,261
HOUSEHOLD PRODUCTS - 1.5%
  40,000           0           40,000    Colgate-Palmolive Co.                            2,372,800                0     2,372,800
     0            356            356     Kimberly-Clark Corp.                                     0           21,734        21,734
                                              Total                                       2,372,800           21,734     2,394,534
IT SERVICES - 0.0%
     0             68            68      (2)Alliance Data Systems Corp.                           0            3,490         3,490
     0             78            78      (2)Checkfree Corp.                                       0            3,471         3,471
     0             34            34      (2)Cognizant Technology Solutions Corp.                  0            2,227         2,227
                                              Total                                               0            9,188         9,188
INDUSTRIAL CONGOLMERATES -
4.5%
  65,000          416          65,416    3M Co.                                           4,576,000           29,286     4,605,286
  32,000           0           32,000    Textron, Inc.                                    2,877,120                0     2,877,120
                                              Total                                       7,453,120           29,286     7,482,406
INSURANCE - 1.7%
     0             67            67      Aflac, Inc.                                              0            2,957         2,957
  50,000           0           50,000    Allstate Corp.                                   2,841,000                0     2,841,000
                                              Total                                       2,841,000            2,957     2,843,957
INTERNET SOFTWARE & SERVICES
- 5.7%
     0             0              0      (2)eBay, Inc.                                            0                0             0
  14,000           0           14,000    (2)Google, Inc.                                  5,412,400                0     5,412,400
  150,000          0           150,000   (2)Yahoo, Inc.                                   4,071,000                0     4,071,000
                                              Total                                       9,483,400                0     9,483,400
LIFE SCIENCES TOOLS &
SERVICES - 0.0%
     0             25            25      (2)Covance, Inc.                                         0            1,594         1,594
     0             36            36      Pharmaceutical Product Development, Inc.                 0            1,385         1,385
                                              Total                                               0            2,979         2,979
MACHINERY - 0.8%
     0             44            44      Cummins, Inc.                                            0            5,148         5,148
  35,000           77          35,077    Joy Global, Inc.                                 1,313,200            2,889     1,316,089
                                              Total                                       1,313,200            8,037     1,321,237
MEDIA - 0.0%
     0            741            741     (2)Comcast Corp., Class A                                0           25,476        25,476
     0            481            481     (2)DIRECTV Group, Inc.                                   0            8,201         8,201
     0            413            413     News Corp., Inc.                                         0            7,946         7,946
                                              Total                                               0           41,623        41,623
METALS & MINING- 3.7%
  60,000           0           60,000    Alcoa, Inc.                                      1,797,000                0     1,797,000
  40,000           43          40,043    Allegheny Technologies, Inc.                     2,555,600            2,747     2,558,347
  20,000           0           20,000    Newmont Mining Corp.                             1,024,600                0     1,024,600
  13,000           0           13,000    United States Steel Corp.                          819,910                0       819,910
                                              Total                                       6,197,110            2,747     6,199,857
MULTI-LINE RETAIL- 2.4%
     0            219            219     (2)Kohl's Corp.                                          0           12,402        12,402
  85,000           81          85,081    Target Corp.                                     3,903,200            3,720     3,906,920
                                              Total                                       3,903,200           16,122     3,919,322
OIL, GAS & CONSUMABLE FUELS
- 1.2%
     0             10            10      CONSOL Energy, Inc.                                      0              412           412
  40,000          242          40,242    Peabody Energy, Inc.                             1,996,000           12,076     2,008,076
     0             64            64      XTO Energy, Inc.                                         0            3,007         3,007
                                             Total                                        1,996,000           15,495     2,011,495
PHARMACEUTICALS - 8.6%
  90,000           0           90,000    (2)Forest Laboratories, Inc., Class A            4,167,900                0     4,167,900
  90,000           0           90,000    Johnson & Johnson                                5,629,500                0     5,629,500
     0            650            650     Schering Plough Corp.                                    0           13,286        13,286
  90,000           0           90,000    Wyeth                                            4,362,300                0     4,362,300
                                              Total                                      14,159,700           13,286    14,172,986
ROAD & RAIL - 1.7%
  45,000           50          45,050    CSX Corp.                                        2,730,600            3,034     2,733,634
SEMICONDUCTOR &
SEMICONDUCTOR EQUIPMENT -
3.8%
     0            113            113     (2)Altera Corp.                                          0            1,956         1,956
     0            216            216     Analog Devices, Inc.                                     0            6,983         6,983
  100,000          0           100,000   Applied Materials, Inc.                          1,574,000                0     1,574,000
     0             89            89      KLA-Tencor Corp.                                         0            1,814         1,814
  20,000           89          20,089    (2)Lam Research Corp.                              831,800            3,702       835,502
     0            196            196     Linear Technology Corp.                                  0            6,341         6,341
  55,000           0           55,000    (2)MEMC Electronic Materials, Inc.               1,673,100                0     1,673,100
  120,000          0           120,000   (2)Marvell Technology Group Ltd.                 2,226,000                0     2,226,000
     0            207            207     Maxim Integrated Products, Inc.                          0            6,082         6,082
     0            191            191     (2)NVIDIA Corp.                                          0            4,227         4,227
     0            798            798     Texas Instruments, Inc.                                  0           23,764        23,764
                                             Total                                        6,304,900           54,869     6,359,769
SOFTWARE - 4.5%
  75,000          214          75,214    (2)Autodesk, Inc.                                2,558,250            7,300     2,565,550
  200,000          0           200,000   Microsoft Corp.                                  4,806,000                0     4,806,000
                                             Total                                        7,364,250            7,300     7,371,550
SPECIALTY RETAIL - 1.0%
  30,000           0           30,000    Abercrombie & Fitch Co., Class A                 1,588,800                0     1,588,800
     0            221            221     Best Buy Co., Inc.                                       0           10,020        10,020
     0             54            54      (2)CarMax, Inc.                                          0            1,879         1,879
     0            530            530     Lowe's Cos., Inc.                                        0           15,026        15,026
                                             Total                                        1,588,800           26,925     1,615,725
TEXTILES, APPAREL & LUXURY
GOODS - 1.4 %
     0            281            281     (2)Coach, Inc.                                           0            8,068         8,068
  30,000           0           30,000    Nike, Inc., Class B                              2,370,000                0     2,370,000
                                             Total                                        2,370,000            8,068     2,378,068
TOBACCO - 1.7 %
  34,300           0           34,300    Altria Group, Inc.                               2,742,971                0     2,742,971
TRADING COMPANIES &
DISTRIBUTORS - 0.0 %
     0             61            61      Grainger (W.W.), Inc.                                    0            3,787         3,787
     0             33            33      MSC Industrial Direct Co.                                0            1,361         1,361
     0             30            30      (2)WESCO International, Inc.                             0            1,747         1,747
                                             Total                                                0            6,895         6,895
                                             TOTAL COMMON STOCKS (IDENTIFIED COST       163,112,551          629,407   163,741,958
                                         $155,573,048)
MUTUAL FUNDS - 0.0%
     0           1,330          1,330    SSgA Money Market Fund                                   0            1,330         1,330
     0           25,258        25,258    SSgA Prime Money Market Fund                             0           25,258        25,258
                                             TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)              0           26,588        26,588
REPURCHASE AGREEMENT - 4.0%
$6,688,000         $0        $6,688,000  Bank of America N.A., 5.29%, dated 7/31/2006,    6,688,000                0     6,688,000
                                         due 8/1/2006 (AT COST)
                                             TOTAL INVESTMENTS  - 102.9% (IDENTIFIED    169,800,551          655,995   170,456,546
                                         COST $162,287,636)(3)
                                             OTHER ASSETS AND LIABILITIES - (2.9)%      (4,824,415)         (21,216)   (4,845,631)
                                             TOTAL NET ASSETS - 100%                              $                $
                                                                                        164,976,136          634,779  $165,610,915

(1) MDT Large Cap Growth Fund was reorganized into Federated MDT Large Cap Growth Fund as of the close of business on December 8, 2006. Prior to the reorganization, Federated MDT Large Cap growth Fund had no investment operations. Federated MDT Large Cap Growth Fund is the successor to MDT Large Cap Growth Fund.

(2) Non-income producing security.

(3) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets ($165,610,915) at July 31, 2006. The investments of Federated Large Cap Growth Fund meet the investment eligibility criteria of Federated MDT Large Cap Growth Fund.

FEDERATED LARGE CAP GROWTH FUND
FEDERATED MDT LARGE CAP GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES
JULY 31, 2006 (UNAUDITED)



                                                                FEDERATED       FEDERATED MDT
                                                                LARGE CAP         LARGE CAP         PRO FORMA        PROFORMA
                                                               GROWTH FUND     GROWTH FUND (A)     ADJUSTMENT        COMBINED
ASSETS:
Investments in securities, at value                          $169,800,551             $655,995              $0      $170,456,546
Cash                                                                    0               14,959               0            14,959
Income receivable                                                  38,958                  204               0            39,162
Receivable for investments sold                                         0               13,088               0            13,088
Receivable for shares sold                                         47,010                    0               0            47,010
     Total assets                                             169,886,519              684,246               0       170,570,765
LIABILITIES:
Payable for investments purchased                               4,402,242               41,005               0         4,443,247
Payable to bank                                                       563                    0               0               563
Payable for shares redeemed                                       138,611                    0               0           138,611
Payable for Directors'/Trustees' fees                                   0                  122               0               122
Payable for distribution services fees
                                                                   65,843                  315               0            66,158
Payable for shareholder services fees
                                                                   13,448                    0               0            13,448
Accrued expenses                                                  289,676                8,025               0           297,701
     Total liabilities                                          4,910,383               49,467               0         4,959,850
NET ASSETS                                                   $164,976,136             $634,779              $0      $165,610,915
NET ASSETS CONSIST OF:
Paid-in capital                                              $567,828,661             $632,723              $0      $568,461,384
Net unrealized appreciation (depreciation) of investments
                                                                8,181,958             (13,048)               0         8,168,910
Accumulated net realized gain (loss) on investments
                                                            (409,960,541)               15,104               0     (409,945,437)
Undistributed net investment income (loss)
                                                              (1,073,942)                    0               0       (1,073,942)
     Total Net Assets                                        $164,976,136             $634,779              $0      $165,610,915
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS
PER SHARE

INSTITUTIONAL SHARES:
NET ASSETS                                                             $0             $305,327              $0          $305,327
SHARES OUTSTANDING                                                      0               29,927               0            29,927
NET ASSET VALUE PER SHARE                                           $0.00               $10.20                            $10.20
OFFERING PRICE PER SHARE                                            $0.00               $10.20                            $10.20
REDEMPTION PROCEEDS PER SHARE                                       $0.00               $10.20                            $10.20

CLASS A SHARES:
NET ASSETS                                                    $94,837,485             $182,542              $0       $95,020,027
SHARES OUTSTANDING                                             11,875,574               17,950     (2,550,354) (f)     9,343,170
NET ASSET VALUE PER SHARE                                           $7.99               $10.17                            $10.17
OFFERING PRICE PER SHARE                                            $8.46    (b)        $10.76 (b)                        $10.76 (b)
REDEMPTION PROCEEDS PER SHARE                                       $7.99               $10.17                            $10.17

CLASS B SHARES:
NET ASSETS                                                    $60,091,176                   $0              $0       $60,091,176
SHARES OUTSTANDING                                              7,932,663                    0     (2,041,371) (f)     5,891,292
NET ASSET VALUE PER SHARE                                           $7.58                $0.00                            $10.20
OFFERING PRICE PER SHARE                                            $7.58                $0.00                            $10.20
REDEMPTION PROCEEDS PER SHARE                                       $7.16     (c)        $0.00                            $10.79 (c)

CLASS C SHARES:
NET ASSETS                                                    $10,047,475             $146,910              $0       $10,194,385
SHARES OUTSTANDING                                              1,326,436               14,549       (331,636) (f)     1,009,349
NET ASSET VALUE PER SHARE                                           $7.57               $10.10                            $10.10
OFFERING PRICE PER SHARE                                            $7.65        (d)    $10.10                            $10.10
REDEMPTION PROCEEDS PER SHARE                                       $7.49        (e)    $10.00 (e)                        $10.00 (e)



Investments, at identified cost                              $161,618,593             $669,043              $0      $162,287,636

(a) MDT Large Cap Growth Fund was reorganized into Federated MDT Large Cap Growth Fund as of the close of business on December 8, 2006. Prior to the Reorganization, Federated MDT Large Cap Growth Fund had no investment operations. Federated MDT Large Cap Growth Fund is the successor to MDT Large Cap Growth Fund.
(b) Computation of offering price per share: 100/94.5 of net asset value.
(c) Computation of redemption proceeds per share: 94.5/100 of net asset value.
(d) Computation of offering price per share: 100/99 of net asset value.
(e) Computation of redemption proceeds per share: 99/100 of net asset value.
(f) Adjustment to reflect share balance as a result of combination.

FEDERATED LARGE CAP GROWTH FUND
FEDERATED MDT LARGE CAP GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
PERIOD ENDED JULY 31, 2006* (UNAUDITED)

                                                                         FEDERATED    FEDERATED MDT
                                                                         LARGE CAP      LARGE CAP    PRO FORMA       PRO FORMA
                                                                         GROWTH FUND  GROWTH FUND**  ADJUSTMENT       COMBINED
INVESTMENT INCOME:
Dividends                                                                 $1,656,245         $3,660          $0       $1,659,905
Interest                                                                      88,614            590           0           89,204
TOTAL INVESTMENT INCOME:                                                   1,744,859          4,250           0        1,749,109
EXPENSES:
Investment advisory fee                                                    1,263,718          2,936           0        1,266,654
Administrative personnel and services fee                                    201,643          9,879    (33,153) (a)      178,369
Custodian fees                                                                10,267          5,290      36,849 (b)       52,406
Transfer and dividend disbursing agent fees and expenses
                                                                             506,249          2,469   (375,175) (c)      133,543
Directors'/Trustees' fees                                                      2,593            408      33,220 (d)       36,221
Auditing fees                                                                 23,518         16,067    (17,085) (e)       22,500
Legal fees                                                                     6,019          5,609       1,872 (f)       13,500
Portfolio accounting fees                                                     70,522          3,405      43,592 (g)      117,519
Distribution services fee - Class A Shares                                   233,678            128           0          233,806
Distribution services fee - Class B Shares                                   485,148              0           0          485,148
Distribution services fee - Class C Shares                                    77,536            206      25,840 (h)      103,582
Shareholder services fee- Class B Shares                                     161,716              0           0          161,716
Shareholder services fee- Class C Shares                                      25,003              0    (25,003) (i)            0
Share registration costs                                                      41,509         41,088    (20,945) (j)       61,652
Printing and postage                                                          16,687            261       9,429 (k)       26,377
Insurance premiums                                                             7,602             46       5,693 (l)       13,341
Miscellaneous                                                                  3,951             79       1,261 (m)        5,291
     TOTAL EXPENSES                                                        3,137,359         87,871   (313,605)        2,911,625
WAIVERS--
   Waiver of investment adviser fee                                          (4,117)        (2,936)       7,053 (n)            0
   Waiver of administrative personnel and services fee                      (42,234)        (9,428)      42,234 (o)      (9,428)
   Waiver of custodian fees                                                        0          (202)           0            (202)
   Waiver of transfer and dividend disbursing agent fees and expenses
                                                                                   0        (1,591)           0          (1,591)
   Waiver of portfolio accounting fees                                             0        (2,661)           0          (2,661)
REIMBURSEMENT --
  Reimbursement of other operating expenses
                                                                                   0       (63,805)      63,805 (p)            0
FEES PAID INDIRECTLY FROM DIRECTED BROKERAGE ARRANGEMENTS                   (16,659)              0      16,659 (q)            0
TOTAL WAIVERS,  REIMBURSEMENT AND EXPENSE REDUCTION                         (63,010)       (80,623)     129,751         (13,882)
NET EXPENSES                                                               3,074,349          7,248   (183,854)        2,897,743
     NET INVESTMENT INCOME(LOSS)                                        ($1,329,490)       ($2,998)    $183,854     ($1,148,634)
REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
Net realized gain on investments                                          14,961,489         18,102           0       14,979,591
Net change in unrealized appreciation (depreciation) of investments
                                                                        (20,167,865)       (13,048)           0     (20,180,913)
     Net realized and unrealized gain on investments                     (5,206,376)          5,054           0      (5,201,322)
          Change in net assets resulting from operations                ($6,535,866)         $2,056    $183,854     ($6,349,956)

* Reflects operations for the period from September 15, 2005 to July 31, 2006.

** MDT Large Cap Growth Fund was reorganized into Federated MDT Large Cap Growth Fund as of the close of business on December 8, 2006. Prior to the reorganization, Federated MDT Large Cap Growth Fund had no investment operations. Federated MDT Large Cap Growth Fund is the successor to MDT Large Cap Growth Fund.

(See Notes to Pro Forma Financial Statements)

                        FEDERATED LARGE CAP GROWTH FUND
                      FEDERATED MDT LARGE CAP GROWTH FUND
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                 FOR THE PERIOD ENDED JULY 31, 2006 (UNAUDITED)




NOTE 1. DESCRIPTION OF THE FUND

Federated Large Cap Growth Fund, a series of Federated Equity Funds, is registered under the Investment Company Act of 1940, as amended (the "Act), as an open-end management investment company. Federated Large Cap Growth Fund consists of three classes of shares: Class A Shares, Class B Shares and Class C Shares.

Federated MDT Large Cap Growth Fund, a series of Federated MDT Series, is registered under the Act as an open-end, management investment company. MDT Large Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Large Cap Growth Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Federated MDT Large Cap Growth Fund had no investment operations. Federated MDT Large Cap Growth Fund is the successor to
the Predecessor Fund, which commenced operations on September 15, 2005.    For
the purposes of these Pro Forma Financial Statements, the financial information covers the period from September 15, 2005 (date of initial public investment of the Predecessor Fund) to July 31, 2006. Federated MDT Large Cap Growth Fund consists of four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares.


NOTE 2. BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund (individually referred to as the "Fund", or collectively as the "Funds"), for the period ended July 31, 2006. These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 2006.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Federated Large Cap Growth Fund for Class A Shares, Class B Shares and Class C Shares of Federated MDT Large Cap Growth Fund. Under generally accepted accounting principles, Federated MDT Large Cap Growth Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the investment advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the period ended July 31, 2006, Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund paid investment advisory fees computed at the annual rate of 0.75% as a percentage of average daily net assets.

      All costs with respect to the exchange will be borne by Federated Investors, Inc. and its affiliates.

NOTE 3. PORTFOLIO VALUATION

Market values of each Fund's portfolio securities are determined as follows:

   {circle}for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

   {circle}in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

   {circle}futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

   {circle}prices for total return swaps are furnished by an independent pricing service and are based upon a valuation model incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. Prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors;

   {circle}for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;

   {circle}for investments in other open-end regulated investment companies, based on net asset value (NAV);

   {circle}for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

   {circle}for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

NOTE 4. SHARES OF BENEFICIAL INTEREST

 The Pro Forma Class A Shares, Class B Shares and Class C Shares net asset value per share assumes the issuance of 9,325,220 Class A Shares, 5,891,292 Class B Shares and 994,800 Class C Shares, respectively, of Federated MDT Large Cap Growth Fund in exchange for 11,875,574 Class A Shares, 7,932,663 Class B Shares and 1,326,436 Class C Shares of Federated Large Cap Growth Fund which would have been outstanding at July 31, 2006 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.

NOTE 5. FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, Federated MDT Large Cap Growth Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

NOTE 6. PRO FORMA ADJUSTMENTS

(a) Effective July 15, 2005, Federated Administrative Services (FAS), under the Administrative Services Agreement, provides Federated MDT Large Cap Growth Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds. The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Under a similar plan, FAS provides Federated Large Cap Growth Fund with certain administrative personnel and services necessary to operate the Fund. Prior to July 15, 2005, a previous administrator provided administrative
services to Federated MDT Large Cap Growth Fund.   An adjustment to the combined
administrative personnel and services fee reflects the fee structure of Federated MDT Large Cap Growth Fund to the Federated MDT Pro Forma Combined Fund's average daily net assets.

(b) Adjustment to reflect custodian fees resulting from combining two Funds into one.

(c) Adjustment to reflect transfer and dividend disbursing agent fees and expenses resulting from combining two Funds into one.

(d) Adjustment to reflect directors'/trustees' fees resulting from combining two Funds into one.

(e) Adjustment to reflect auditing fees resulting from combining two Funds into one.

(f) Adjustment to reflect legal fees resulting from combining of two Funds into one.

(g) Adjustment to reflect portfolio accounting fees resulting from combining two Funds into one.

(h) Under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, Federated MDT Large Cap Growth Fund may incur distribution expenses of 0.25% and 0.75% of the daily net assets of the Fund's Class A Shares and Class C Shares, respectively, to compensate Federated Securities Corp. (FSC), the principal distributor. Prior to the reorganization of the Fund on December 8, 2006, the Predecessor Fund incurred distribution expenses of 0.25% and 1.00% of the daily net assets of the Fund's Class A Shares and Class C Shares, respectively. FSC may voluntarily choose to waive any portion of its fee.
Under a similar plan, Federated Large Cap Growth Fund may incur distribution expenses up to 0.25% of the Class A Shares and 0.75% of the Class C Shares average daily net assets. Adjustment is to apply the expense structure of Federated MDT Large Cap Growth Fund to the average daily net assets of the Federated MDT Pro Forma Combined Fund.

(i) Effective December 11, 2006, under the terms of a Shareholder Services Agreement, Federated MDT Large Cap Growth Fund may pay fees up to 0.25% of the average daily net assets of Fund's Class A and Class C shares to financial intermediaries or to Federated Shareholder Services Company (FSSC). Prior to the reorganization, the Predecessor Fund did not incur a shareholder services fee. Under a similar plan, Federated Large Cap Growth Fund may pay fees up to 0.25% of the average daily net assets of Fund's Class A and Class C shares to financial intermediaries or to FSSC. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. Adjustment is to apply the expense structure of Federated MDT Large Cap Growth Fund to the average daily net assets of the Federated MDT Pro Forma Combined Fund.

(j) Adjustment to reflect share registration costs resulting from combining two Funds into one.

(k) Adjustment to reflect share printing and postage resulting from combining two Funds into one.

(l) Adjustment to reflect share insurance premiums resulting from combining two Funds into one.

(m) Adjustment to reflect share miscellaneous expenses resulting from combining two Funds into one.

(n) Under the investment advisory contract, Federated MDTA LLC (the "Adviser") is contractually obligated to waive, to the extent of its adviser fee, the amount, if any, in order to limit the aggregate annual operating expenses (excluding interest, taxes and brokerage commissions) for the Federated MDT Large Cap Growth Fund's Class A Shares, Class C Shares and Institutional Shares to not more than 2.05%, 2.80% and 1.80%, respectively, of average daily net assets. The Adviser has agreed to keep these contractual limitations in place through December 8, 2008. In addition, the Adviser may also voluntarily choose to waive a portion of its fee and/or reimburse certain operating expenses of the Federated MDT Large Cap Growth Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. An adjustment to the combined waiver of investment adviser fee reflects the application of the fee structure of Federated MDT Large Cap Growth Fund to the Federated MDT Pro Forma Combined Fund's average daily net assets.

(o) Effective July 15, 2005, FAS contractually agreed to waive the portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services agreement. In addition, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate its voluntary waiver at any time at its sole discretion. An adjustment to the combined waiver of administrative personnel and services fee reflects the application of the fee structure of the Federated MDT Large Cap Growth Fund to the Federated MDT Pro Forma Combined Fund's average daily net assets.

(p) Adjustment to reflect reimbursement of other operating expenses resulting from combining two Funds into one.

(q) Federated Large Cap Growth Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. Federated MDT Large Cap Growth Fund does not utilize this type of brokerage arrangements. This adjustment reflects the reduction of fees paid indirectly from directed brokerage arrangement.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED JANUARY 31, 2007

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund (individually referred to as the "Fund" or collectively as the "Funds"), for the six months ended January 31, 2007. These statements have been derived from the books and records utilized in calculating daily net asset values at January 31, 2007.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Federated Large Cap Growth Fund for Class A Shares, Class B Shares and Class C Shares of Federated MDT Large Cap Growth Fund. Under generally accepted accounting principles, Federated MDT Large Cap Growth Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

FEDERATED LARGE CAP GROWTH FUND
FEDERATED MDT LARGE CAP GROWTH FUND
PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JANUARY 31, 2007 (UNAUDITED)


FEDERATED  FEDERATED  PRO FORMA                                                                  FEDERATED   FEDERATED   PRO FORMA
LARGE CAP  MDT LARGE   COMBINED                                                                  LARGE CAP   MDT LARGE    COMBINED
  GROWTH   CAP GROWTH                                                                           GROWTH FUND  CAP GROWTH
   FUND       FUND                                                                                              FUND

 SHARES OR PRINCIPAL                                                                               VALUE
       AMOUNT
COMMON STOCKS -
100.0%
AEROSPACE & DEFENSE -
4.5%
    0         759        759     Boeing Co.                                                               $0    $67,976      $67,976
  26,000       0        26,000   Lockheed Martin Corp.                                             2,526,940          0    2,526,940
    0         186        186     Precision Castparts Corp.                                                 0     16,534       16,534
    0         608        608     Raytheon Co.                                                              0     31,555       31,555
  66,500       0        66,500   United Technologies Corp.                                         4,523,330          0    4,523,330
                                     Total                                                         7,050,270    116,065    7,166,335
AIR FREIGHT &
LOGISTICS - 0.0%
    0         338        338     FedEx Corp.                                                               0     37,315       37,315
BEVERAGES - 6.7%
  34,000       0        34,000   Brown-Forman Corp., Class B                                       2,230,060          0    2,230,060
  99,500       0        99,500   (1)(2)Hansen Natural Corp.                                        3,789,955          0    3,789,955
  70,000       0        70,000   PepsiCo, Inc.                                                     4,566,800          0    4,566,800
                                      Total                                                       10,586,815          0   10,586,815
BIOTECHNOLOGY - 7.1%
  80,000       0        80,000   (1)Amgen, Inc.                                                    5,629,600          0    5,629,600
  26,100       0        26,100   (1)(2)Cephalon, Inc                                               1,889,901          0    1,889,901
    0         229        229     (1)Genentech, Inc.                                                        0     20,008       20,008
  36,700      852       37,552   (1)Gilead Sciences, Inc.                                          2,360,544     54,801    2,415,345
    0         203        203     (1)Medimmune, Inc.                                                        0      7,036        7,036
  35,100       0        35,100   (1)Vertex Pharmaceuticals, Inc.                                   1,240,785          0    1,240,785
                                      Total                                                       11,120,830     81,845   11,202,675
CAPITAL MARKETS -
1.8%
  35,000       0        35,000   Morgan Stanley                                                    2,897,650          0    2,897,650
CHEMICALS - 1.4%
    0         907        907     Monsanto Co.                                                              0     49,967       49,967
  33,000       0        33,000   Praxair, Inc.                                                     2,080,980          0    2,080,980
                                      Total                                                        2,080,980     49,967    2,130,947
COMMERCIAL BANKS -
1.8%
  84,500       0        84,500   (2)Commerce Bancorp, Inc.                                         2,854,410          0    2,854,410
COMMERCIAL SERVICES &
SUPPLIES - 0.0%
    0          72         72     Corporate Executive Board Co.                                             0      6,533        6,533
    0         300        300     Robert Half International, Inc.                                           0     12,210       12,210
                                      Total                                                                0     18,743       18,743
COMMUNICATIONS
EQUIPMENT - 3.4%
 125,500       0       125,500   (1)Cisco Systems, Inc                                             3,337,045          0    3,337,045
    0         849        849     (1)Corning, Inc.                                                          0     17,693       17,693
  91,400       0        91,400   Nokia Oyj, Class A, ADR                                           2,019,940          0    2,019,940
                                     Total                                                         5,356,985     17,693    5,374,678
COMPUTERS &
PERIPHERALS - 4.6%
  21,500      424       21,924   (1)Apple, Inc.                                                    1,843,195     36,349    1,879,544
  60,800       0        60,800   (1)Dell, Inc.                                                     1,474,400          0    1,474,400
 167,800       0       167,800   EMC Corp. Mass                                                    2,347,522          0    2,347,522
  37,100       0        37,100   Hewlett-Packard Co.                                               1,605,688          0    1,605,688
    0         606        606     (1)Network Appliance, Inc.                                                0     22,786       22,786
                                      Total                                                        7,270,805     59,135    7,329,940
CONSTRUCTION &
ENGINEERING - 1.0%
  20,000       0        20,000   Fluor Corp.                                                       1,652,000          0    1,652,000
CONSUMER FINANCE -
2.3%
  45,000       0        45,000   Capital One Financial Corp.                                       3,618,000          0    3,618,000
    0         207        207     (1)First Marblehead Corp.                                                 0     11,261       11,261
    0         315        315     SLM Corp.                                                                 0     14,477       14,477
                                     Total                                                         3,618,000     25,738    3,643,738
DIVERSIFIED CONSUMER
SERVICES - 0.0%
    0          81         81     (1)ITT Educational Services, Inc.                                         0      6,286        6,286
DIVERSIFIED FINANCIAL
SERVICES - 2.4%
  37,000       0        37,000   CIT Group, Inc.                                                   2,181,520          0    2,181,520
    0          58         58     Chicago Mercantile Exchange Holdings, Inc.                                0     32,671       32,671
  7,200       117       7,317    Goldman Sachs Group, Inc.                                         1,527,552     24,823    1,552,375
                                      Total                                                        3,709,072     57,494    3,766,566
ELECTRIC UTILITIES -
1.9%
    0         300        300     (1)Allegheny Energy, Inc.                                                 0     13,956       13,956
  65,000       0        65,000   Edison International                                              2,923,700          0    2,923,700
                                     Total                                                         2,923,700     13,956    2,937,656
ELECTRONIC EQUIPMENT
- 0.0%
    0         112        112     (1)Thomas & Betts Corp.                                                   0      5,364        5,364
ELECTRONIC EQUIPMENT
& INSTRUMENTS - 0.0%
    0         185        185     Amphenol Corp., Class A                                                   0     12,528       12,528
ENERGY EQUIPMENT &
SERVICES - 2.0%
    0         193        193     (1)Cameron International Corp.                                            0     10,132       10,132
    0         244        244     (1)National-Oilwell, Inc.                                                 0     14,796       14,796
    0        1,170      1,170    Schlumberger Ltd.                                                         0     74,283       74,283
    0          44         44     (1)Seacor Holdings, Inc.                                                  0      4,454        4,454
    0          95         95     Tidewater, Inc.                                                           0      4,899        4,899
  19,800       0        19,800   (1)Transocean Sedco Forex, Inc.                                   1,531,926          0    1,531,926
  37,100       0        37,100   (1)Weatherford International Ltd.                                 1,498,098          0    1,498,098
                                     Total                                                         3,030,024    108,564    3,138,588
FOOD & STAPLES
RETAILING - 0.1%
    0        1,515      1,515    Wal-Mart Stores, Inc.                                                     0     72,250       72,250
HEALTH CARE EQUIPMENT
& SUPPLIES - 4.1%
  56,900       0        56,900   Baxter International, Inc.                                        2,825,654          0    2,825,654
    0          82         82     Hillenbrand Industries, Inc.                                              0      4,675        4,675
    0         108        108     (1)Kinetic Concepts, Inc.                                                 0      5,313        5,313
  69,500       0        69,500   Medtronic, Inc.                                                   3,714,775          0    3,714,775
                                     Total                                                         6,540,429      9,988    6,550,417
HEALTH CARE PROVIDERS
& SERVICES - 5.0%
    0         238        238     Aetna, Inc.                                                               0     10,034       10,034
  36,500       0        36,500   Cardinal Health, Inc.                                             2,606,830          0    2,606,830
    0         278        278     (1)Coventry Health Care, Inc.                                             0     14,331       14,331
    0         146        146     (1)DaVita, Inc.                                                           0      7,972        7,972
  28,800       0        28,800   (1)Express Scripts, Inc., Class A                                 2,002,176          0    2,002,176
  53,100       0        53,100   (1)Medco Health Solutions, Inc.                                   3,144,051          0    3,144,051
    0         719        719     UnitedHealth Group, Inc.                                                  0     37,575       37,575
                                     Total                                                         7,753,057     69,912    7,822,969
HOTELS, RESTAURANTS &
LEISURE - 1.0%
  36,600       0        36,600   McDonald's Corp.                                                  1,623,210          0    1,623,210
    0         250        250     (1)Wynn Resorts Ltd.                                                      0     27,935       27,935
                                      Total                                                        1,623,210     27,935    1,651,145
HOUSEHOLD PRODUCTS -
2.0%
  45,200       0        45,200   Colgate-Palmolive Co.                                             3,087,160          0    3,087,160
    0         590        590     Kimberly-Clark Corp.                                                      0     40,946       40,946
                                      Total                                                        3,087,160     40,946    3,128,106
IT SERVICES - 2.8%
    0         169        169     (1)Alliance Data Systems Corp.                                            0     11,480       11,480
  25,000      233       25,233   (1)Cognizant Technology Solutions Corp.                           2,132,250     19,873    2,152,123
  57,100       0        57,100   Paychex, Inc.                                                     2,284,571          0    2,284,571
                                      Total                                                        4,416,821     31,353    4,448,174
INDUSTRIAL
CONGOLMERATES - 5.4%
    0         474        474     3M Co.                                                                    0     35,218       35,218
 179,700     2,049     181,749   General Electric Co.                                              6,478,185     73,866    6,552,051
    0          95         95     (1)McDermott International, Inc.                                          0      4,906        4,906
  19,800      189       19,989   Textron, Inc.                                                     1,844,766     17,609    1,862,375
                                      Total                                                        8,322,951    131,599    8,454,550
INSURANCE - 2.5%
    0         389        389     Aflac, Inc.                                                               0     18,520       18,520
  22,300       0        22,300   Ambac Financial Group, Inc.                                       1,964,630          0    1,964,630
  37,400       0        37,400   RenaissanceRe Holdings Ltd.                                       1,992,298          0    1,992,298
                                      Total                                                        3,956,928     18,520    3,975,448
INTERNET & CATALOG
RETAIL - 1.3%
  52,600       0        52,600   (1)(2)Amazon.com, Inc.                                            1,981,442          0    1,981,442
INTERNET SOFTWARE &
SERVICES - 3.3%
    0        2,224      2,224    (1)eBay, Inc.                                                             0     72,035       72,035
  10,100       0        10,100   (1)(2)Google Inc.                                                 5,063,130          0    5,063,130
                                      Total                                                        5,063,130     72,035    5,135,165
MACHINERY - 0.0%
    0         229        229     Dover Corp.                                                               0     11,358       11,358
    0        1,117      1,117    Illinois Tool Works, Inc.                                                 0     56,956       56,956
                                      Total                                                                0     68,314       68,314
MEDIA - 2.3%
    0        1,048      1,048    (1)DIRECTV Group, Inc.                                                    0     25,561       25,561
 152,600     1,842     154,442   News Corp., Inc.                                                  3,547,950     42,827    3,590,777
                                      Total                                                        3,547,950     68,388    3,616,338
MULTI-LINE RETAIL-
3.2%
  51,600       0        51,600   Family Dollar Stores, Inc.                                        1,671,840          0    1,671,840
    0         824        824     (1)Kohl's Corp.                                                           0     58,430       58,430
    0         301        301     Penney (J.C.) Co., Inc.                                                   0     24,453       24,453
  54,800       0        54,800   Target Corp.                                                      3,362,528          0    3,362,528
                                      Total                                                        5,034,368     82,883    5,117,251
OIL, GAS & CONSUMABLE
FUELS - 2.1%
  24,500       0        24,500   Apache Corp.                                                      1,787,765          0    1,787,765
  51,100       0        51,100   Chesapeake Energy Corp.                                           1,513,071          0    1,513,071
                                     Total                                                         3,300,836          0    3,300,836
PHARMACEUTICALS -
5.9%
    0        1,318      1,318    Eli Lilly & Co.                                                           0     71,330       71,330
  22,800      162       22,962   (1)Forest Laboratories, Inc., Class A                             1,279,308      9,090    1,288,398
  66,200      106       66,306   Johnson & Johnson                                                 4,422,160      7,081    4,429,241
  36,000       0        36,000   Roche Holding AG, ADR                                             3,397,500          0    3,397,500
    0        2,101      2,101    Schering Plough Corp.                                                     0     52,525       52,525
    0         149        149     (1)Sepracor, Inc.                                                         0      8,502        8,502
                                      Total                                                        9,098,968    148,528    9,247,496
ROAD & RAIL - 2.1%
    0         394        394     Burlington Northern Santa Fe Corp.                                        0     31,662       31,662
  90,000       0        90,000   CSX Corp.                                                         3,311,100          0    3,311,100
    0         401        401     Norfolk Southern Corp.                                                    0     19,910       19,910
                                      Total                                                        3,311,100     51,572    3,362,672
SEMICONDUCTOR &
SEMICONDUCTOR
EQUIPMENT - 4.9%
  63,400       0        63,400   (1)Broadcom Corp.                                                 2,023,728          0    2,023,728
    0         167        167     KLA-Tencor Corp.                                                          0      8,221        8,221
  54,800       0        54,800   Linear Technology Corp.                                           1,696,060          0    1,696,060
 121,200       0       121,200   (1)(2)Marvell Technology Group Ltd.                               2,216,748          0    2,216,748
  58,600      223       58,823   (1)NVIDIA Corp.                                                   1,796,090      6,835    1,802,925
    0          64         64     (1)Varian Semiconductor Equipment Associates, Inc.                        0      2,634        2,634
                                     Total                                                         7,732,626     17,690    7,750,316
SOFTWARE - 6.9%
  97,300       0        97,300   (1)Activision, Inc.                                               1,657,019          0    1,657,019
  80,100       0        80,100   (1) Amdocs Ltd.                                                   2,777,868          0    2,777,868
    0         274        274     (1)Autodesk, Inc.                                                         0     11,979       11,979
  69,600       0        69,600   (1) Citrix Systems, Inc.                                          2,204,232          0    2,204,232
    0         747        747     (1)Electronic Arts, Inc.                                                  0     37,350       37,350
    0          54         54     FactSet Research Systems                                                  0      3,136        3,136
 138,300       0       138,300   Microsoft Corp.                                                   4,267,938          0    4,267,938
                                     Total                                                        10,907,057     52,465   10,959,522
SPECIALTY RETAIL -
2.6%
  30,000       0        30,000   Abercrombie & Fitch Co., Class A                                  2,386,200          0    2,386,200
    0         158        158     (1)CarMax, Inc.                                                           0      9,074        9,074
  31,000       0        31,000   (1)GameStop Corp.                                                 1,656,330          0    1,656,330
    0          56         56     (1)Guess?, Inc.                                                           0      4,038        4,038
    0         442        442     Staples, Inc.                                                             0     11,368       11,368
                                     Total                                                         4,042,530     24,480    4,067,010
TEXTILES, APPAREL &
LUXURY GOODS - 1.6 %
  53,800      703       54,503   (1)Coach, Inc.                                                    2,467,268     32,240    2,499,508
    0         107        107     Polo Ralph Lauren Corp., Class A                                          0      8,779        8,779
                                     Total                                                         2,467,268     41,019    2,508,287
                                 TOTAL COMMON STOCKS (IDENTIFIED COST $136,800,154)              156,339,372  1,640,570  157,979,942
REPURCHASE AGREEMENTS
- 10.5%
 $383,000      $0      $383,000  Bank of America N.A., 5.29%, dated 1/31/2007, due 2/1/2007          383,000          0      383,000
8,000,000      0      8,000,000  Bear Stearns and Co., Inc., 5.29%, dated 1/31/2007, due           8,000,000          0    8,000,000
                                 2/1/2007 (purchased with proceeds from securities lending
                                 collateral)
8,187,000      0      8,187,000  ING Financial Markets LLC, 5.29%, dated 1/31/2007, due            8,187,000          0    8,187,000
                                 2/1/2007 (purchased with proceeds from securities lending
                                 collateral)
                                     Total Repurchase Agreements (AT COST)                        16,570,000          0   16,570,000
                                     TOTAL INVESTMENTS - 110.5% (IDENTIFIED COST                 172,909,372  1,640,570  174,549,942
                                 $153,370,154)(3)
                                     OTHER ASSETS AND LIABILITIES - (10.5)%                     (16,539,870)   (58,632) (16,598,502)
                                     TOTAL NET ASSETS - 100%                                     156,369,502  1,581,938  157,951,440



(1) Non-income producing security.

(2) All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers. As of January 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

MARKET VALUE OF                                   MARKET VALUE
SECURITIES LOANED                                 COLLATERAL

$15,666,340                                           $16,187,000

(3) Also represents cost for federal tax purposes.

 Note: The categories of investments are shown as a percentage of total net assets ($157,951,440) at January 31, 2007. The Investments of Federated Large Cap Growth Fund meet the investment eligibility criteria of Federated MDT Large Cap Growth Fund.

The following acronym is used throughout this portfolio:
ADR - American Depositary Receipt

FEDERATED LARGE CAP GROWTH FUND
FEDERATED MDT LARGE CAP GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES
JANUARY 31, 2007 (UNAUDITED)

                                                                FEDERATED       FEDERATED MDT
                                                                LARGE CAP         LARGE CAP        PRO FORMA         PROFORMA
                                                               GROWTH FUND       GROWTH FUND       ADJUSTMENT        COMBINED
ASSETS:
Investments in repurchase agreements                            $16,570,000                $0               $0       $16,570,000
Investments in securities                                       156,339,372         1,640,570                0       157,979,942
   Total investments in securities, at value                    172,909,372         1,640,570                0       174,549,942
Cash                                                                  6,052            18,072                0            24,124
Income receivable                                                    54,715               249                0            54,964
Receivable for investments sold                                           0            95,940                0            95,940
Receivable for shares sold                                            8,329                 0                0             8,329
     Total assets                                               172,978,468         1,754,831                0       174,733,299
LIABILITIES:
Payable for investments purchased                                         0            95,334                0            95,334
Payable for shares redeemed                                         167,624                 0                0           167,624
Payable for securities lending                                   16,187,000                 0                0        16,187,000
Payable for administrative personnel and services fee
                                                                          0            31,822                0            31,822
Payable for transfer and dividend disbursing agent fees and
expenses                                                             55,083            20,423                0            75,506
Payable for Directors'/Trustees' fees                                     0             1,048                0             1,048
Payable for audit fees                                                5,373            20,935                0            26,308
Payable for distribution services fees                               72,250             1,360                0            73,610
Payable for shareholder services fees                                 5,362               289                0             5,651
Accrued expenses                                                    116,274             1,682                0           117,956
     Total liabilities                                           16,608,966           172,893                0        16,781,859
NET ASSETS                                                     $156,369,502        $1,581,938                0      $157,951,440
NET ASSETS CONSIST OF:
Paid-in capital                                                $541,470,370        $1,479,017               $0      $542,949,387
Net unrealized appreciation (depreciation) of investments
                                                                 21,095,066            84,722                0        21,179,788
Accumulated net realized gain (loss) on investments           (404,579,593)            20,449                0     (404,559,144)
Undistributed net investment income (loss)                      (1,616,341)           (2,250)                0       (1,618,591)
     Total Net Assets                                          $156,369,502        $1,581,938               $0      $157,951,440
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER
SHARE

INSTITUTIONAL SHARES:
NET ASSETS                                                               $0          $775,153               $0          $775,153
SHARES OUTSTANDING                                                        0            68,208                0            68,208
NET ASSET VALUE PER SHARE                                                $0            $11.36                             $11.36
OFFERING PRICE PER SHARE                                                 $0            $11.36                             $11.36
REDEMPTION PROCEEDS PER SHARE                                            $0            $11.36                             $11.36

CLASS A SHARES:
NET ASSETS                                                      $91,308,962          $578,232               $0       $91,887,194
SHARES OUTSTANDING                                               10,220,933            51,107      (2,147,638) (e)     8,124,402
NET ASSET VALUE PER SHARE                                             $8.93            $11.31                             $11.31
OFFERING PRICE PER SHARE                                              $9.45 (a)        $11.97 (a)                         $11.97 (a)
REDEMPTION PROCEEDS PER SHARE                                         $8.93            $11.31                             $11.31

CLASS B SHARES:
NET ASSETS                                                      $55,772,747                $0               $0       $55,772,747
SHARES OUTSTANDING                                                6,606,500                 0      (1,696,927) (e)     4,909,573
NET ASSET VALUE PER SHARE                                             $8.44             $0.00                             $11.36
OFFERING PRICE PER SHARE                                              $8.44             $0.00                             $11.36
REDEMPTION PROCEEDS PER SHARE                                         $7.98 (b)         $0.00                             $12.02 (b)

CLASS C SHARES:
NET ASSETS                                                       $9,287,793          $228,553               $0        $9,516,346
SHARES OUTSTANDING                                                1,100,117            20,426        (270,109) (e)       850,434
NET ASSET VALUE PER SHARE                                             $8.44            $11.19                             $11.19
OFFERING PRICE PER SHARE                                              $8.53 (c)        $11.30 (c)                         $11.30
REDEMPTION PROCEEDS PER SHARE                                         $8.36 (d)        $11.08 (d)                         $11.08 (d)



Investments, at identified cost                                $151,814,306        $1,555,848               $0      $153,370,154


(a) Computation of offering price per share 100/94.5 of net asset value.
(b) Computation of redemption proceeds per share 94.5/100 of net asset value.
(c) Computation of offering price per share 100/99 of net asset value.
(d) Computation of redemption proceeds per share 99/100 of net asset value.
(e) Adjustment to reflect share balance as a result of combination.

FEDERATED LARGE CAP GROWTH FUND
FEDERATED MDT LARGE CAP GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)

                                                                    FEDERATED         FEDERATED MDT
                                                                 LARGE CAP GROWTH   LARGE CAP GROWTH    PRO FORMA        PRO FORMA
                                                                       FUND               FUND*         ADJUSTMENT        COMBINED
INVESTMENT INCOME:
Dividends                                                                $905,097               $6,109          $0          $911,206
Interest                                                                   50,596                  338           0            50,934
TOTAL INVESTMENT INCOME:                                                  955,693                6,447           0           962,140
EXPENSES:
Investment advisory fee                                                   610,130                4,219           0           614,349
Administrative personnel and services fee                                 115,946              115,946    (95,782) (a)       136,110
Custodian fees                                                              5,495               11,737    (11,152) (b)         6,080
Transfer and dividend disbursing agent fees and expenses                  250,403               32,955           0           283,358
Directors'/Trustees' fees                                                   1,553                  734       (686) (c)         1,601
Auditing fees                                                              12,473                7,310    (12,473) (d)         7,310
Legal fees                                                                  6,130                4,538     (5,627) (e)         5,041
Portfolio accounting fees                                                  35,864               34,777    (27,484) (f)        43,157
Distribution services fee - Class A Shares                                117,895                  378    (42,992) (g)        75,281
Distribution services fee - Class B Shares                                220,135                    0           0           220,135
Distribution services fee - Class C Shares                                 36,310                  860       8,252 (g)        45,422
Shareholder services fee- Class A Shares                                        0                  215      43,834 (h)        44,049
Shareholder services fee- Class B Shares                                   73,379                    0           0            73,379
Shareholder services fee- Class C Shares                                   10,701                   74     (6,879) (h)         3,896
Share registration costs                                                   24,096               22,519    (15,774) (i)        30,841
Printing and postage                                                       35,078                9,149    (14,384) (j)        29,843
Insurance premiums                                                          4,050                3,413     (4,050) (k)         3,413
Miscellaneous                                                               2,050                1,929     (2,050) (l)         1,929
     TOTAL EXPENSES                                                     1,561,688              250,753   (187,247)         1,625,194
WAIVERS--
   Waiver of investment adviser fee                                         (729)              (4,219)    (11,098) (m)      (16,046)
   Waiver of administrative personnel and services fee                   (21,871)             (84,110)      16,825 (n)      (89,156)
   Waiver of transfer and dividend disbursing agent fees and                    0             (12,933)           0          (12,933)
expenses
   Waiver of portfolio accounting fees                                          0             (21,423)           0          (21,423)
REIMBURSEMENT --
  Reimbursement of other operating expenses                                     0            (119,371)     119,371 (o)             0
FEES PAID INDIRECTLY FROM DIRECTED BROKERAGE ARRANGEMENTS                (51,228)                    0      51,228 (p)             0
TOTAL WAIVERS,  REIMBURSEMENTS AND EXPENSE REDUCTION                     (73,828)            (242,056)     176,326         (139,558)
NET EXPENSES                                                            1,487,860                8,697    (10,921)         1,485,636
     NET INVESTMENT INCOME (LOSS)                                      ($532,167)             ($2,250)     $10,921        ($523,496)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                        5,380,948               21,561           0         5,402,509
Net change in unrealized appreciation  of investments
                                                                       12,913,108               97,770           0        13,010,878
       Net realized and unrealized gain on investments                 18,294,056              119,331           0        18,413,387
       Change in net assets resulting from operations                 $17,761,889             $117,081     $10,921       $17,889,891


* MDT Large Cap Growth Fund was reorganized into Federated MDT Large Cap Growth Fund as of the close of business on December 8, 2006.
    Prior to the Reorganization, Federated MDT Large Cap Growth Fund had no investment operations. Federated MDT Large Cap Growth Fund is the successor to MDT Large Cap Growth Fund.

(See Notes to Pro Forma Financial Statements)

                        FEDERATED LARGE CAP GROWTH FUND
                      FEDERATED MDT LARGE CAP GROWTH FUND
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                 SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)




NOTE 1. DESCRIPTION OF THE FUND

Federated Large Cap Growth Fund, a series of Federated Equity Funds, is registered under the Investment Company Act of 1940, as amended (the "Act), as an open-end management investment company. Federated Large Cap Growth Fund consists of three classes of shares: Class A Shares, Class B Shares and Class C Shares.

Federated MDT Large Cap Growth Fund, a series of Federated MDT Series, is registered under the Act as an open-end, management investment company. MDT Large Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Large Cap Growth Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Federated MDT Large Cap Growth Fund had no investment operations. Federated MDT Large Cap Growth Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005. Federated MDT Large Cap Growth Fund consists of four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares.

NOTE 2. BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund (individually referred to as the "Fund", or collectively as the "Funds"), for the six months ended January 31, 2007. These statements have been derived from the books and records utilized in calculating daily net asset values at January 31, 2007.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Federated Large Cap Growth Fund for Class A Shares, Class B Shares and Class C Shares of Federated MDT Large Cap Growth Fund. Under generally accepted accounting principles, Federated MDT Large Cap Growth Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the investment advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the six months ended January 31, 2007, Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund paid investment advisory fees computed at the annual rate of 0.75% as a percentage of average daily net assets.

All costs with respect to the exchange will be borne by Federated Investors, Inc. and its affiliates.


NOTE 3. PORTFOLIO VALUATION

Market values of each Fund's portfolio securities are determined as follows:

   {circle}for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

   {circle}in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

   {circle}futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

   {circle}prices for total return swaps are furnished by an independent pricing service and are based upon a valuation model incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. Prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors;

   {circle}for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;

   {circle}for investments in other open-end regulated investment companies, based on net asset value (NAV);

   {circle}for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

   {circle}for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.


Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

NOTE 4. SHARES OF BENEFICIAL INTEREST

The Pro Forma Class A Shares, Class B Shares and Class C Shares net asset value per share assumes the issuance of 8,073,295 Class A Shares, 4,909,573 Class B Shares and 830,008 Class C Shares, respectively, of Federated MDT Large Cap Growth Fund in exchange for 10,220,933 Class A Shares, 6,606,500 Class B Shares and 1,100,117 Class C Shares of Federated Large Cap Growth Fund which would have been outstanding at January 31, 2007 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.

NOTE 5. FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, Federated MDT Large Cap Growth Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

NOTE 6.  PROFORMA ADJUSTMENTS


(a) Federated Administrative Services (FAS), under the Administrative Services Agreement, provides Federated MDT Large Cap Growth Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds. The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Funds to the Federated MDT Pro Forma Combined Fund's average daily net assets.

(b) Adjustment to reflect custodian fees resulting from combining two Funds into one.

(c) Adjustment to reflect directors'/trustees' fees resulting from combining two Funds into one.

(d) Adjustment to reflect auditing fees resulting from combining two Funds into one.

(e) Adjustment to reflect legal fees resulting from combining two Funds into one.

(f) Adjustment to reflect portfolio accounting fees resulting from combining two Funds into one.

(g) Under a Distribution Plan (the "Plan") pursuant to Rule 12B-1 under the Act, Federated MDT Large Cap Growth Fund may incur distribution expenses of 0.25% and 0.75% of the daily net assets of the Fund's Class A Shares and Class C Shares, respectively, to compensate Federated Securities Corp. (FSC), the principal distributor. Prior to the reorganization of the Fund on December 8, 2006, the Predecessor Fund incurred distribution expenses of 0.25% and 1.00% of the daily net assets of the Fund's Class A Shares and Class C Shares, respectively. FSC may voluntarily choose to waive any portion of its fee. For the period from December 11, 2006 to January 31, 2007, Federated MDT Large Cap Growth Fund did not incur distribution expenses for Class A Shares. Federated MDT Large Cap Growth Fund has no present intention of accruing or paying the distribution services fee on the Class A Shares. Under a similar plan, Federated Large Cap Growth Fund may incur distribution expenses up to 0.25% of the Class A Shares and 0.75% of the Class C Shares average daily net assets. Adjustment is to apply the expense structure of Federated MDT Large Cap Growth Fund to the average daily net assets of the Federated MDT Pro Forma Combined Fund.

(h) Effective December 11, 2006, under the terms of a Shareholder Services Agreement, Federated MDT Large Cap Growth Fund may pay fees up to 0.25% of the average daily net assets of Fund's Class A and Class C shares to financial intermediaries or to Federated Shareholder Services Company (FSSC). Prior to the reorganization, the Predecessor Fund did not incur a shareholder services fee. Under a similar plan, Federated Large Cap Growth Fund may pay fees up to 0.25% of the average daily net assets of Fund's Class A and Class C shares to financial intermediaries or to FSSC. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. Adjustment is to apply the expense structure of Federated MDT Large Cap Growth Fund to the average daily net assets of the Federated MDT Pro Forma Combined Fund.

(i) Adjustment to reflect share registration costs resulting from combining two Funds into one.

(j) Adjustment to reflect share printing and postage resulting from combining two Funds into one.

(k) Adjustment to reflect share insurance premiums resulting from combining two Funds into one.

 (l) Adjustment to reflect share miscellaneous expenses resulting from combining two Funds into one.

(m) Under the investment advisory contract, Federated MDTA LLC (the "Adviser") is contractually obligated to waive, to the extent of its adviser fee, the amount, if any, in order to limit the aggregate annual operating expenses (excluding interest, taxes and brokerage commissions) for the Federated MDT Large Cap Growth Fund's Class A Shares, Class C Shares and Institutional Shares to not more than 2.05%, 2.80% and 1.80%, respectively, of average daily net assets. The Adviser has agreed to keep these contractual limitations in place through December 8, 2008. In addition, the Advisor may also voluntarily choose to waive a portion of its fee and/or reimburse certain operating expenses of the Federated MDT Large Cap Growth Fund. The Advisor can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. An adjustment to the combined waiver of investment adviser fee reflects the application of the fee structure of Federated MDT Large Cap Growth Fund to the Federated MDT Pro Forma Combined Fund's average daily net assets.

(n) For the period from July 15, 2006 to December 8, 2006, FAS contractually agreed to waive the portion of its fee which it would otherwise be entitled to receive from the Fund under the Administrative Services Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services agreement. In addition, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate its voluntary waiver at any time at its sole discretion. An adjustment to the combined waiver of administrative personnel and services fee reflects the application of the fee structure of the Federated MDT Large Cap Growth Fund to the Federated MDT Pro Forma Combined Fund's average daily net assets.

(o) Adjustment to reflect reimbursement of other operating expenses resulting from combining two Funds into one.

(p) Federated Large Cap Growth Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. Federated MDT Large Cap Growth Fund does not utilize this type of brokerage arrangements. This adjustment reflects the reduction of fees paid indirectly from directed brokerage arrangements.

                        FEDERATED LARGE CAP GROWTH FUND
                    A PORTFOLIO OF  FEDERATED EQUITY FUNDS



INVESTMENT ADVISER
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

DISTRIBUTOR
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779


ADMINISTRATOR
Federated Administrative Services
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779






                                    16